[LOGO OF MCI APPEARS HERE]

                            NOTICE OF ANNUAL MEETING

                              AND PROXY STATEMENT


                                      TIME:
                                          THURSDAY, APRIL 25, 1996
                                          AT 12:00 noon

                                      PLACE:
                                          SHERATON UPTOWN ALBUQUERQUE HOTEL
                                          6815 MENAUL STREET, N.E.
                                          ALBUQUERQUE, NEW MEXICO

                                      MCI COMMUNICATIONS CORPORATION

          [LETTERHEAD OF MCI COMMUNICATIONS CORPORATION APPEARS HERE]

                                                                 March 15, 1996

Dear Stockholder:

  This year's annual meeting of stockholders will be held at the Sheraton Uptown Albuquerque Hotel, 6815 Menaul Street, N.E., Albuquerque, New Mexico, on Thursday, April 25, 1996, at 12:00 noon (M.D.T.) You are cordially invited to attend.

  The Notice of Annual Meeting of Stockholders and a Proxy Statement, covering the formal business to be conducted at the annual meeting, follow this letter.

  In addition to the election of directors and the approval of the board's selection of independent accountants, the stockholders will also consider approval of the Company's Senior Executive Incentive Compensation Plan and approval of amendments to the Company's Stock Option Plan, 1990 Stock Purchase Plan and 1988 Directors' Stock Option Plan.

  Regardless of the number of shares you own, it is important that you carefully consider and vote on these proposals and such other business as may come before the annual meeting.

  In order to ensure that your shares will be voted at the annual meeting, please complete, date and sign the accompanying proxy card and return it in the enclosed envelope, which requires no postage if mailed in the United States.

                                          Very truly yours,

                                          /s/ Bert C. Roberts, Jr.

                                          Bert C. Roberts, Jr.
                                          Chairman of the Board of Directors

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

  The annual meeting of stockholders of MCI COMMUNICATIONS CORPORATION ("MCI" or the "Company") will be held at the Sheraton Uptown Albuquerque Hotel, 6815 Menaul Street, N.E., Albuquerque, New Mexico, on Thursday, April 25, 1996, at 12:00 noon (M.D.T.), for the following purposes:

    (1) election of three directors by the holders of Common Stock, each to serve for a term of three years;

    (2) election of three Class A directors by the holder of Class A Common Stock, each to serve for a term of one year;

    (3) approval of the Company's Senior Executive Incentive Compensation
  Plan;

    (4) approval of an amendment to the Company's Stock Option Plan;

    (5) approval of an amendment to the Company's 1990 Stock Purchase Plan;

    (6) approval of an amendment to the Company's 1988 Directors' Stock Option Plan;

    (7) approval of the appointment by the board of directors of Price Waterhouse LLP as independent accountants for the year ending December 31, 1996; and

    (8) transaction of such other business as may properly come before the annual meeting and any adjournment thereof.

  Only stockholders of record at the close of business on February 26, 1996, are entitled to notice of and to vote at the annual meeting or any adjournment thereof. A complete list of stockholders entitled to vote will be available for inspection at the MCI office located at Del Norte Center, 7120 Wyoming Boulevard, N.E., Albuquerque, New Mexico for a period of ten days prior to the annual meeting.

Dated: March 15, 1996

                                          By order of the board of directors,


                                          /s/ C. Bolton-Smith, Jr.

                                          C. Bolton-Smith, Jr.
                                          Secretary

                        MCI COMMUNICATIONS CORPORATION
                        1801 PENNSYLVANIA AVENUE, N.W.
                            WASHINGTON, D.C. 20006

                                PROXY STATEMENT

PROXY SOLICITATION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of MCI COMMUNICATIONS CORPORATION for use at the annual meeting of stockholders to be held on Thursday, April 25, 1996, at 12:00 noon (M.D.T.), at the Sheraton Uptown Albuquerque Hotel, 6815 Menaul Street, N.E., Albuquerque, New Mexico, or at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. The Company's 1995 Annual Report, which contains financial statements for the year ended December 31, 1995, this Proxy Statement and a form of proxy are being mailed on or about March 15, 1996, to stockholders of record at the close of business on February 26, 1996, the record date for the annual meeting.

  The cost of soliciting proxies, which will be borne by the Company, consists of expenses of printing, postage and handling, including the expenses of brokerage houses, custodians, nominees and fiduciaries in forwarding documents to beneficial owners. Solicitation may also be made by the Company's officers, directors or regular employees, personally or by telephone. The firm of Georgeson & Co. Inc., New York, New York, has been retained to assist in the solicitation of proxies for the annual meeting at an estimated fee of $18,000 plus direct out-of-pocket expenses.

REVOCABILITY OF PROXY

  Execution of a proxy will not affect your right to attend the annual meeting and to vote in person. You may revoke your proxy at any time before it is voted, by either giving another proxy bearing a later date, notifying the Secretary of the Company in writing of your revocation or attending and voting in person at the annual meeting. Attendance at the annual meeting will not in and of itself constitute a revocation of a proxy.

RECORD DATE, VOTING RIGHTS AND VOTING PROCEDURE

  Only stockholders of record at the close of business on February 26, 1996, are entitled to notice of and to vote at the annual meeting or any adjournment thereof. On the record date, the Company had two outstanding classes of capital stock: Common Stock, par value $.10 per share ("Common Stock"); and Class A Common Stock, par value $.10 per share ("Class A Common Stock"). On the record date, there were 555,135,701 shares of Common Stock and 135,998,932 shares of Class A Common Stock outstanding and entitled to vote at the annual meeting.

  The holders of Common Stock and Class A Common Stock vote as a single class on all matters, except the election of directors, to be acted upon at the annual meeting. Holders of Common Stock will vote as a class on the election of directors (except Class A directors). Holders of Class A Common Stock will vote as a class on the election of the Class A directors. Unless otherwise noted, when used in this Proxy Statement, the term director(s) shall include the Class A directors. At this annual meeting, stockholders will elect directors and vote on the following proposals: approval of the Company's Senior Executive Incentive Compensation Plan ("Proposal 1"); approval of an amendment to the Company's Stock Option Plan ("Proposal 2"); approval of an amendment to the Company's 1990 Stock Purchase Plan ("Proposal 3"); approval of an amendment to the Company's 1988 Directors' Stock Option Plan ("Proposal 4"); and approval of the appointment of the Company's independent accountants for the year ending December 31, 1996 ("Proposal 5").

  In the election of directors, voting is cumulative. This means that each stockholder has the right to cast as many votes in the aggregate as equals the number of votes to which that stockholder is entitled on other matters multiplied by the number of directors to be elected by such stockholder's class (three directors by the holders of Common Stock and three Class A directors by the holders of Class A Common Stock at this annual meeting). Each stockholder may cast the whole number of votes so computed for one candidate, or may distribute them among the candidates, as such stockholder chooses. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. An abstention from voting for directors will be tabulated as a vote withheld in the election of directors and will have no influence on the voting results.

  Approval of each Proposal or any other issue to be voted upon at the annual meeting requires the affirmative vote of a majority of the shares present in person or by proxy at the annual meeting and entitled to be voted. An abstention from voting on a Proposal voted upon at the annual meeting will have the same effect as votes cast against such Proposal. An abstention will be included in computing the number of shares present for purposes of determining the presence of a quorum at the annual meeting.

  Brokers holding shares in street name for beneficial owners must vote those shares according to instructions, if any, they receive from the owners. Under applicable rules, if instructions are not received, brokers do have authority to vote the shares in their discretion in the election of directors and on each of the Proposals to be voted upon at the annual meeting. Therefore, failure of stockholders to provide instructions to their brokers will not prevent votes from being cast by the brokers in their discretion with respect to the election of directors and on each of the Proposals.

  At the annual meeting, votes will be tabulated by inspectors of election appointed by the Company's Chairman of the Board. The Company's by-laws provide that a majority of the votes entitled to be cast by the holders of all shares of the Company's capital stock issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at an annual meeting of the stockholders.

  Each proxy returned to the Company will be voted in accordance with the instructions the holder of record indicates on the proxy form. If no specific instructions are provided and the proxy is signed by the holder, proxies will be voted as follows: FOR the approval of (i) the Company's Senior Executive Incentive Compensation Plan, (ii) the amendment to the Company's Stock Option Plan, (iii) the amendment to the Company's 1990 Stock Purchase Plan, (iv) the amendment to the Company's 1988 Directors' Stock Option Plan and (v) the appointment of Price Waterhouse LLP as independent accountants for the year ending December 31, 1996. Unless otherwise instructed, proxies for Common Stock will be voted FOR the election as directors of the three nominees to be elected by the holders of Common Stock, and proxies for the Class A Common Stock will be voted FOR the election as Class A directors of the three nominees to be elected by the holder of Class A Common Stock. Fractional shares held in participants' accounts in the Company's employee stock ownership and 401(k) plans will be combined into the largest number of whole shares and voted by the trustee to the extent possible to reflect the voting direction given by the participants who provided instructions for voting on their proxies.

  Voting will be held in confidence when required by applicable law. Unless instructed otherwise, the persons named as proxies may distribute cumulative votes unequally among those nominees for whom the stockholder has indicated the shares are to be voted.

  The Company knows of no reason why any nominee for election as a director would be unable to serve. Nevertheless, should one or more nominees become unable to serve, all proxies, except where a contrary instruction has been given, will be voted in accordance with the best judgment of the persons named as proxies. The board of directors knows of no matter to be presented at the annual meeting other than those discussed in this Proxy Statement. If, however, any other matter properly comes before the annual meeting or any adjournment thereof, all proxies will be voted on such matter by the named proxies in accordance with their best judgment.

                             ELECTION OF DIRECTORS

  The Company's by-laws provide that the number of directors shall not be less than three nor more than sixteen, as determined by the board of directors from time to time. The board of directors currently consists of fourteen members, divided into four classes: one class of three directors, two classes of four directors each and one class of three Class A directors. The holders of the Company's Common Stock elected all current directors, except Mr. Taylor, who was elected by the board at its September 1994 meeting and who is standing for election at this annual meeting, and Mr. Murdoch, who was elected by the board at its November 1995 meeting. The by-laws also provide that directors elected by the holders of Common Stock shall be elected for three-year terms and that one class of such directors shall be elected at each annual meeting of stockholders. At this annual meeting, the class of directors whose terms then expire are to be elected for terms expiring at the annual meeting in 1999.

  Two Class A directors, Messrs. Hepher and Mockett, were elected by British Telecommunications plc ("BT"), the holder of all outstanding shares of Class A Common Stock, at the Company's 1995 annual meeting. In May 1995, BT appointed Dr. Rudge as the third Class A director. Upon the resignation of Mr. Hepher in January 1996, the remaining Class A directors elected Sir Bonfield to fill the vacancy as a Class A director until the next annual meeting. The Class A directors are to be elected for a one-year term at each annual meeting.

  The table below sets forth certain information with respect to the six candidates for election as directors at this annual meeting and the remaining eight directors of the Company whose terms do not expire this year.

                                                             AMOUNT AND NATURE
                                                               OF BENEFICIAL
                                                               OWNERSHIP OF
                                                               COMMON STOCK
                                                  DIRECTOR         AS OF
NAME, AGE AND PRINCIPAL OCCUPATION                 SINCE   DECEMBER 31, 1995 (1)
----------------------------------                -------- ---------------------
Directors Whose Terms Expire in 1996 and Who are
 Nominees for Terms Expiring in 1999
Judith Areen (51)(A)(C).........................    1992           30,000(2)
Executive Vice President for Law Center Affairs
and Dean of the Law Center, Georgetown
University, since 1989; Professor of Law, Law
Center, Georgetown University, since 1976.
Gerald H. Taylor (54)...........................    1994          652,671(3)
President and Chief Operating Officer of MCI
since July 1994; Vice Chairman of MCI
Telecommunications Corporation ("MCIT") since
July 1995; President and Chief Operating Officer
of MCIT from April 1994 to July 1995; Executive
Vice President and Group Executive of MCIT from
1993 to April 1994; Executive Vice President of
MCIT from 1990 to 1993.
Judith Whittaker (57)(B)........................    1985           46,000(4)
Vice President--Legal of Hallmark Cards,
Incorporated, a greeting card and gift
manufacturing company, since 1992; Associate
General Counsel of Hallmark Cards, Incorporated,
for more than five years prior thereto; Vice
President and General Counsel of Univision
Holdings, Inc., a subsidiary of Hallmark Cards,
Incorporated, from 1988 to 1992; a director of
Harmon Industries, Inc.
Class A Directors Whose Terms Expire Annually
 and Who are Candidates for Election(5)
Sir Peter L. Bonfield (51)......................    1996                0
Chief Executive of BT, a worldwide
telecommunications company, since January 1996;
Chairman and Chief Executive of ICL plc from
1985 to 1995; non-executive Chairman of ICL plc
since 1981; non-executive Director of BICC PLC;
non-executive Director of ZENECA Group PLC;
Chairman of DESC Ltd.

                                                             AMOUNT AND NATURE
                                                               OF BENEFICIAL
                                                                OWNERSHIP OF
                                                                COMMON STOCK
                                                   DIRECTOR        AS OF
NAME, AGE AND PRINCIPAL OCCUPATION                  SINCE   DECEMBER 31, 1995(1)
----------------------------------                 -------- --------------------
Alfred T. Mockett (47)...........................    1994           10,000(6)
Managing Director, Global Communications of BT
since April 1994; Managing Director, Business
Communications of BT from October 1992 to April
1994; Managing Director, Special Business, of BT
from July 1991 to October 1992; Managing Director
of Memorex Telex NV from June 1988 to July 1991.
Dr. Alan W. Rudge (58)...........................    1995                0
Deputy Chief Executive of BT since January 1996;
Deputy Group Managing Director of BT from January
1995 to January 1996; Managing Director,
Development and Procurement of BT from April 1990
to January 1995; Director of BT, since 1989.
Directors Whose Terms Expire in 1997
Clifford L. Alexander, Jr. (62)(A)(C)............    1982           26,000(7)
President of Alexander & Associates, Inc.,
management consultants, since 1981; a director of
Dreyfus 3rd Century Fund, Dreyfus General Family
of Funds, Mutual of America Life Insurance
Company, Dun & Bradstreet Corporation and
American Home Products Corporation.
Richard M. Jones (69)(B).........................    1988           40,000(8)
A director of Applied Power Inc., Illinois Tool
Works Inc., Baker-Fentress & Company and Guaranty
Federal Savings Bank.
K. Rupert Murdoch (64)...........................    1995                0
Chairman and Chief Executive of The News
Corporation Limited, a diversified international
communications company for more than 5 years; a
director of The Phillip Morris Companies and
British Sky Broadcasting Group plc.
John R. Worthington (65).........................    1968          635,853(9)
General Counsel of MCI from 1971 to 1995; Senior
Vice President of MCI from 1979 to March 1996; a
consultant since March 1996.
Directors Whose Terms Expire in 1998
Michael H. Bader (66)(A).........................    1968          408,874(10)
Member of the law firm of Haley Bader & Potts
P.L.C.; Chairman of radio stations WGLL and WCBG
from 1983 to 1993; Chairman of radio station WTHU
from 1988 to 1993; Vice President of Bach 'n Roll
Radio of Brandon, Inc. since 1989.
Gordon S. Macklin (67)(A)........................    1988           44,000(11)
Chairman of White River Corporation, an
information services company, since 1993;
Chairman of Hambrecht & Quist from 1987 to 1992;
a director of Fund American Enterprises Holdings,
Inc., MedImmune Inc., Fusion Systems Corporation,
InfoVest Corporation and Source One Mortgage
Services Corporation; and director, trustee or
managing general partner of 53 of the investment
companies in the Franklin and Templeton Groups of
Funds.
Bert C. Roberts, Jr. (53)(C).....................    1985        1,563,785(12)
Chairman of the Board of MCI since 1992; Chief
Executive Officer of MCI since 1991; President
and Chief Operating Officer of MCI from 1985 to
1992.
Richard B. Sayford (65)(B).......................    1980           40,990(13)
President and Chief Executive Officer of
Strategic Enterprises, Inc., a management
consulting firm, since 1986; a director of Laser
Technologies, Inc. and Visx, Inc.

--------
(A) Member of the Audit Committee.
(B) Member of the Compensation Committee.
(C) Member of the Nominating Committee.

  (1) Unless otherwise noted, each person has sole voting power and sole investment power with respect to the securities reported, except with respect to shares of Common Stock allocated to accounts under the Company's Employee Stock Ownership and 401(k) Plan ("ESOP"), with respect to which shares such person has sole voting power only. Where indicated, the data also includes shares which each person had the right to acquire upon exercise of stock options within sixty days of December 31, 1995 and also shares issued as awards of restricted stock. As of December 31, 1995, no individual officer or director beneficially owned more than 1% of the outstanding shares of the Company's capital stock.

  (2) Includes 26,000 shares of Common Stock Ms. Areen has the right to acquire pursuant to the exercise of stock options.

  (3) Includes 30,847 shares of Common Stock allocated to Mr. Taylor's ESOP account, 435,690 shares of Common Stock he has the right to acquire pursuant to the exercise of stock options and 143,400 shares of Common Stock issued as restricted stock awards.

  (4) Includes 20,000 shares of Common Stock Ms. Whittaker has the right to acquire pursuant to the exercise of stock options.

  (5) All of the Class A directors are executive officers of BT, the holder of all the outstanding shares of Class A Common Stock of the Company.

  (6) Includes 10,000 shares of Common Stock Mr. Mockett has the right to acquire pursuant to the exercise of stock options.

  (7) Includes 20,000 shares of Common Stock Mr. Alexander has the right to acquire pursuant to the exercise of stock options. Mr. Alexander shares voting and investment power with respect to all shares other than those which he has the right to acquire pursuant to the exercise of such stock options.

  (8) Includes 20,000 shares of Common Stock Mr. Jones has the right to acquire pursuant to the exercise of stock options.

  (9) Includes 30,426 shares of Common Stock allocated to Mr. Worthington's ESOP account and 341,620 shares of Common Stock he has the right to acquire pursuant to the exercise of stock options. Does not include 147,890 shares of Common Stock owned solely by Mr. Worthington's wife, in which shares he disclaims beneficial ownership.

  (10) Includes 20,000 shares of Common Stock Mr. Bader has the right to acquire pursuant to the exercise of stock options. Mr. Bader shares voting and investment power with respect to all shares other than those which he has the right to acquire pursuant to the exercise of such stock options. Mr. Bader is one of seven trustees for the William G. McGowan Charitable Fund, Inc.; he does not, however, have voting or investment power over any of the shares of Common Stock held by such Fund.

  (11) Includes 20,000 shares of Common Stock Mr. Macklin has the right to acquire pursuant to the exercise of stock options. Does not include 3,200 shares of Common Stock owned solely by Mr. Macklin's wife, in which shares he disclaims beneficial ownership.

  (12) Includes 45,547 shares of Common Stock allocated to Mr. Roberts' ESOP account, 1,048,300 shares of Common Stock he has the right to acquire pursuant to the exercise of stock options, 175,336 shares of Common Stock issued as restricted stock awards and 116,250 shares of Common Stock owned by a limited partnership in which Mr. Roberts is a general partner. Does not include 12,000 shares of Common Stock held by Mr. Roberts' wife as custodian for the benefit of their minor child, in which shares Mr. Roberts disclaims beneficial ownership.

  (13) Includes 20,000 shares of Common Stock Mr. Sayford has the right to acquire pursuant to the exercise of stock options. Does not include 800 shares of Common Stock owned solely by Mr. Sayford's wife, in which shares he disclaims beneficial ownership.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  MCI, since its inception, has retained the law firm of Haley Bader & Potts P.L.C., in which firm Michael H. Bader is a partner, as special counsel for communications law matters. Legal fees and expenses paid by the Company to this law firm for the year ended December 31, 1995, totaled approximately $121,243. It is anticipated that the Company will pay Haley Bader & Potts P.L.C. an amount in excess of $60,000 in 1996 in respect of services rendered and to be rendered to the Company and its subsidiaries during that year.

        SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

  The share ownership of the Chief Executive Officer, Bert C. Roberts, Jr., and of Gerald H. Taylor and of all other directors is set forth in the table appearing previously in this Proxy Statement under the caption "Election of Directors." The following table sets forth the number of shares beneficially owned by each of the other three executive officers named in the compensation tables set forth elsewhere in this Proxy Statement and by all executive officers and directors as a group.

                                                            AMOUNT AND NATURE
                                                         OF BENEFICIAL OWNERSHIP
                                                          OF COMMON STOCK AS OF
NAME, AGE AND PRINCIPAL OCCUPATION                        DECEMBER 31, 1995 (1)
----------------------------------                       -----------------------
Timothy F. Price (42)..................................           246,564(2)
President and Chief Operating Officer of MCIT
Michael J. Rowny (45)..................................           101,680(3)
Executive Vice President of MCI
Douglas L. Maine (47)..................................           352,130(4)
Executive Vice President and Chief Financial Officer of
MCI
All executive officers and directors as a group (5)....         5,173,917(6)

--------
  (1) Unless otherwise noted, each person has sole voting power and sole investment power with respect to the securities reported, except with respect to shares of Common Stock allocated to accounts under the Company's ESOP, which includes a 401(k) Plan, with respect to which shares such person has sole voting power only. Where indicated, the data also includes shares which each person had the right to acquire upon exercise of stock options within sixty days of December 31, 1995, and also shares issued as awards of restricted stock.

  (2) Includes 7,014 shares of Common Stock allocated to Mr. Price's ESOP account, 141,850 shares of Common Stock he has the right to acquire pursuant to the exercise of stock options and 96,700 shares of Common Stock issued as restricted stock awards. Does not include 1,000 shares of Common Stock held by Mr. Price's wife as custodian for the benefit of their minor children, in which shares Mr. Price disclaims beneficial ownership.

  (3) Includes 454 shares of Common Stock allocated to Mr. Rowny's ESOP account, 49,500 shares of Common Stock he has the right to acquire pursuant to the exercise of stock options and 50,000 shares of Common Stock issued as restricted stock awards.

  (4) Includes 14,231 shares of Common Stock allocated to Mr. Maine's ESOP account, 289,040 shares of Common Stock he has the right to acquire pursuant to the exercise of stock options and 36,700 shares of Common Stock issued as restricted stock awards.

  (5) This group includes the Company's executive officers, as such term is defined in Rule 3b-7 of the Securities Exchange Act of 1934 (the "Exchange Act"), and its directors, a total of 22 persons.

  (6) Includes 149,742 shares of Common Stock allocated to officers' accounts under the ESOP, 3,140,810 shares of Common Stock that officers and directors have the right to acquire pursuant to the exercise of stock options and 675,536 shares issued to officers pursuant to restricted stock awards. Officers and directors have shared voting and investment power with respect to 394,874 of these shares of Common Stock.

  The following table sets forth the number of shares beneficially owned by holders of 5% or more of the Company's capital stock outstanding as of December 31, 1995, based solely on the statements on Schedules 13G and 13D received by the Company.

                           NAME AND                 AMOUNT AND
TITLE OF                  ADDRESS OF                NATURE OF        PERCENT OF
CLASS                  BENEFICIAL OWNER        BENEFICIAL OWNERSHIP    CLASS
--------               ----------------        --------------------  ----------
Common Stock... Mellon Bank Corporation        28,798,000 shares(1)     5.3%
                One Mellon Bank Center
                Pittsburgh, Pennsylvania
Class A Common  British Telecommunications plc 135,998,932 shares(2)    100%
 Stock......... 81 Newgate Street
                London U.K.

  (1) Mellon Bank Corporation has (i) sole voting power with respect to 5,193,000 of these shares, (ii) shared voting power with respect to 174,000 of these shares, (iii) sole investment power with respect to 5,485,000 of these shares and (iv) shared investment power with respect to 3,394,000 of these shares.

  (2) BT has sole voting and investment power with respect to all these shares.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Based solely upon review of Forms 3, 4 and 5 (and amendments thereto) furnished to the Company during or in respect of the fiscal year ended December 31, 1995, the Company is not aware of any director or executive officer who has not timely filed reports required by Section 16(a) of the Exchange Act during or in respect of such fiscal year.

               BOARD OF DIRECTORS' COMMITTEES, MEETINGS AND FEES

  To assist the board of directors in managing the Company's business and affairs, the Company's board has constituted from among its members a number of committees, including an Audit Committee, a Compensation Committee and a Nominating Committee. The functions of the Audit Committee include review, with the independent accountants and the internal auditors, of the audit plan and results of their audit, review of any significant consulting services provided by the independent accountants, consideration of the range of audit and non-audit fees and review of the adequacy of the Company's system of internal accounting controls. The functions of the Compensation Committee include determination of the salary and incentive compensation of the Chief Executive Officer and the Chief Operating Officer, review of the Company's executive compensation and administration of the Company's Stock Option Plans, Executive Incentive Compensation Plan, 1990 Stock Purchase Plan and, if approved, the Senior Executive Incentive Compensation Plan. The Nominating Committee considers potential nominees for election to the board of directors and administers the 1988 Directors' Stock Option Plan and the Board of Directors' Deferred Compensation Plan. The Nominating Committee will consider recommendations by stockholders for nominees for election as directors at the 1997 annual meeting submitted by November 15, 1996. Recommendations should be sent to the Company's Secretary at the Company's headquarters, identifying the nominee by name and providing pertinent information concerning the nominee's background, experience and qualifications.

  During the year ended December 31, 1995, the board of directors had ten regular meetings. The Audit Committee met three times, the Compensation Committee met seven times and the Nominating Committee met two times. Each of the Company's directors attended at least 75% of the total of (1) the number of meetings of the board of directors during the period for which such director was a director and (2) the number of meetings held by all committees of the board on which such director served during the period for which such director was a member of such committee(s).

  During 1995, directors of the Company who were not officers were entitled to receive a retainer of $2,250 per month and an additional $1,500 for each meeting of the board of directors which they attended and for each meeting of the Audit or Compensation Committee they attended that was not held on a day or the preceding day on which a meeting of the board of directors was held. In addition, the Chairman of each of the Audit and

Compensation Committees received an additional retainer of $300 per month, and each member of the Audit and Compensation Committees who attended an Audit or Compensation Committee meeting on the same or preceding day on which a board of directors meeting was held was paid an additional $700 for each such meeting attended. Directors also were reimbursed for actual out-of-pocket travel expenses incurred in connection with attendance at board and/or committee meetings. Effective July 1, 1994, the Company's board has in effect a deferred compensation plan which allows non-employee directors to elect to defer receipt of monthly retainer and meeting fees that would otherwise be paid to them. Deferred amounts are invested in mutual funds in accordance with each participating director's preference. When the elected deferral period expires, the director receives the deferred amount adjusted for investment performance. At this time only two directors have made deferral elections.

  In 1989, the Company's stockholders approved the 1988 Directors' Stock Option Plan (the "Directors' Plan") and reserved 1,000,000 shares of Common Stock for issuance pursuant to such plan. Under the Directors' Plan, each non-employee director is automatically granted, upon election to the board, a five-year option to purchase 40,000 shares of Common Stock at the closing price of the Common Stock on the date of grant. Options become exercisable after the first anniversary of the date of grant in cumulative installments of 25% for each year outstanding. The option price is payable upon exercise of the option either in cash, by surrender of shares of Common Stock having a fair market value on the date of receipt by the Company equal to the option price or by such other means as the Nominating Committee may prescribe. The Directors' Plan provides for automatic grants of similar options to all new non-employee directors elected to the board. Upon the fifth anniversary of the date of grant of options, any unexercised portion of the grant is canceled, and a new option for 40,000 shares is automatically granted.

  Neither the board of directors nor the Nominating Committee has authority to change the number of shares granted to directors, change the pricing formula or vesting schedule or selectively determine which non-employee directors shall receive options pursuant to the Directors' Plan. Options are transferable only by will or under the laws of descent and distribution. With certain exceptions, each option may be exercised only by the optionee and only if the optionee is a director of the Company.

  As of December 31, 1995, options to purchase 880,000 shares of Common Stock have been granted pursuant to the Directors' Plan, which options have an average per share exercise price of $25.6891. During the year ended December 31, 1995, no options were exercised by participating directors.

                      REMUNERATION OF EXECUTIVE OFFICERS

                          SUMMARY COMPENSATION TABLE

                                                                       LONG TERM
                                                                  COMPENSATION AWARDS
                                                                 ----------------------
                                    ANNUAL
                                 COMPENSATION                    RESTRICTED  SECURITIES
                               -----------------  OTHER ANNUAL      STOCK    UNDERLYING    ALL OTHER
NAME AND PRINCIPAL             SALARY    BONUS   COMPENSATION(1) AWARD(S)(2)  OPTIONS   COMPENSATION(3)
POSITION                  YEAR   ($)      ($)          ($)           ($)        (#)           ($)
------------------        ---- ------- --------- --------------- ----------- ---------- ---------------
Bert C. Roberts, Jr.....  1995 890,000 1,300,000     231,703              0   150,000         6,030
Chairman and              1994 850,000   900,000      69,460        896,000   180,000        49,011
Chief Executive Officer   1993 800,000   900,000     459,869      2,059,500   180,000        41,534
Gerald H. Taylor........  1995 525,000   800,000      76,914              0   100,000         6,030
President and Chief       1994 457,885   500,000      12,387        560,000   112,000        36,480
Operating Officer         1993 307,800   220,175     106,883      2,874,187    90,000        31,056
Timothy F. Price .......  1995 400,000   600,000      28,607              0   115,000       136,849
President and Chief       1994 330,385   270,250       6,181        560,000   110,000        21,991
Operating Officer of      1993 245,000   130,000           0      1,753,187    51,000        16,703
MCIT
Michael J. Rowny(4).....  1995 270,000   300,000           0        597,500    70,000         8,788
Executive Vice President  1994 134,615    94,675           0        560,000    80,000         1,024
of
MCI                       1993       0         0           0              0         0             0
Douglas L. Maine........  1995 260,000   265,000      26,077        478,000    70,000         6,030
Executive Vice President  1994 245,000   182,000       4,132              0    67,000        25,320
and
Chief Financial Officer   1993 226,000   124,675      14,927        235,625    51,000        18,689

--------
  (1) Represents the annuity premium and taxes paid on behalf of the executive as the result of the purchase of an annuity to discharge the Supplemental Pension Plan's obligation to the executive. These amounts reduce dollar for dollar the actual amount of pension to be paid to the executive upon retirement.

  (2) Values indicated above are based on the market price on date of grant. As of December 31, 1995, these executive officers held the following restricted shares in the aggregate, valued based on the market price on December 31, 1995: Mr. Roberts, 175,336 shares, valued at $4,567,886; Mr. Taylor, 143,400 shares, valued at $3,733,405; Mr. Price, 96,700 shares, valued at $2,517,703; Mr. Rowny, 50,000 shares, valued at $1,301,250; and Mr. Maine, 36,700 shares, valued at $955,953. Dividends on the restricted shares are held by the Company until the restrictions are removed.

  (3) Consists of the following: (a) contributions by the Company to the executives' accounts under the MCI ESOP and 401(k); and for Mr. Rowny (b) premiums paid by the Company for executive life insurance during the year; and for Mr. Price (b) relocation expenses paid by the Company including taxes related to the expenses. The values of the applicable components for each executive officer are: Mr. Roberts (a) $6,030; Mr. Taylor (a) $6,030; Mr. Price (a) $6,030 and (b) $130,819; Mr. Rowny (a) $5,355 and (b) $ 3,433; and
Mr. Maine (a) $6,030.

  (4) Mr. Rowny was hired by the Company in June 1994.

                     OPTION GRANTS IN LAST FISCAL YEAR(1)

                         NUMBER OF  % OF TOTAL
                         SECURITIES  OPTIONS                              POTENTIAL REALIZABLE VALUE AT
                         UNDERLYING GRANTED TO EXERCISE                ASSUMED ANNUAL RATES OF STOCK PRICE
                          OPTIONS   EMPLOYEES   OR BASE                 APPRECIATION FOR OPTION TERM (2)
                          GRANTED   IN FISCAL    PRICE   EXPIRATION --------------------------------------------
NAME                       (#)(3)      YEAR    ($/SH)(4)  DATE(5)   0% ($)(6)     5% ($)             10% ($)
----                     ---------- ---------- --------- ---------- --------- ---------------    ---------------
Bert C. Roberts, Jr.....    150,000    0.597%   18.3750   1/31/05        0          1,733,415          4,392,795
Gerald H. Taylor........    100,000    0.398%   18.3750   1/31/05        0          1,155,610          2,928,530
                                                                         0
Timothy F. Price........    115,000    0.456%   18.3750   1/31/05        0          1,328,952          3,367,810
                                                                         0
                                                                         0
Michael J. Rowny........     70,000    0.279%   18.3750   1/31/05        0            808,927          2,049,971
Douglas L. Maine........     70,000    0.279%   18.3750   1/31/05        0            808,927          2,049,971
                                                                         0
                         ---------------------------------------------------------------------------------------
All Optionees(7)........ 25,121,231   100.00%   18.9904   various        0        300,020,350        760,311,641
All Stockholders........        N/A      N/A        N/A       N/A        0     11,264,651,723(8)  28,546,602,036(8)

--------
  (1) The Company did not grant any stock appreciation rights during the last or any prior fiscal year.

  (2) The potential realizable value uses the hypothetical rates specified by the SEC and is not intended to forecast future appreciation, if any, of the Company's stock price. The Company did not use an alternative formula for this valuation as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. In fact, the Company disavows the ability of this or any other valuation model to predict or estimate the Company's future stock price or to place a reasonably accurate present value on the options because all models depend on assumptions about the stock's future price movement, which is simply unknown. The value indicated is a net amount, as the aggregate exercise price has been deducted from the final appreciated value. An annual appreciation of 5% and 10% from the exercise price of $18.375 would result in per share prices of approximately $29.93 and $47.66, respectively, as of January 31, 2005.

  (3) Grants become exercisable to the extent of one-third of the shares covered thereby on each of the first, second and third anniversary of the grant. Vesting may be accelerated upon a reorganization event or upon a tender offer for 30% or more of the Company's voting stock by a third party in accordance with plan provisions.

  (4) The exercise price of the options is equal to the fair market value of the underlying stock on the date of grant.

  (5) All options granted in 1995 expire ten years from the date of grant.

  (6) Unless the stock price increases, which will benefit all stockholders commensurately, an optionee will realize no gain.

  (7) Options were granted to 5,290 employees in 1995. The potential realizable value uses a 10-year option term and base price of $18.375.

  (8) Values were calculated using the total shares outstanding (including Class A Common Stock which is convertible into Common Stock) as of December 31, 1995 (685,614,834 shares) and using a base price of $26.125. Appreciation of 5% and 10% would result in per share prices of approximately $42.55 and $67.76, respectively, at December 31, 2005.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FY-END OPTION VALUES

                                                                                VALUE OF UNEXERCISED
                                                      NUMBER OF SECURITIES          IN-THE-MONEY
                           SHARES                    UNDERLYING UNEXERCISED       OPTIONS AT FY-END
                          ACQUIRED                    OPTIONS AT FY-END (#)            ($) (1)
                         ON EXERCISE VALUE REALIZED ------------------------- -------------------------
NAME                         (#)          ($)       EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
----                     ----------- -------------- ------------------------- -------------------------
Bert C. Roberts, Jr.....        0             0          878,200/331,800         9,495,025/1,479,975
Gerald H. Taylor........   10,064       128,316          348,530/205,640        3,423,706/   935,313
Timothy F. Price........   48,660       419,731           63,460/206,040          221,428/ 1,115,201
Michael J. Rowny........        0             0           26,400/123,600           85,800/   716,700
Douglas L. Maine........        0             0          231,770/132,230        2,411,631/   661,931

--------
  (1) Options are "in-the-money" if, on December 31, 1995, the market price of the Common Stock ($26.125) exceeded the exercise price of such options. The value of such options is calculated by determining the difference between the aggregate market price of the Common Stock covered by the options on December 31, 1995 and the aggregate exercise price of such options.

                                 PENSION PLANS

  The Company sponsors a tax-qualified defined benefit plan ("Qualified Plan") and a supplemental non- qualified defined benefit plan ("Supplemental Plan" and, together with the Qualified Plan, the "Pension Plans"). The Qualified Plan covers all employees of the Company, including executive officers, who work at least 1,000 hours in a year. The Supplemental Plan covers only the Company's key executives, including the executive officers, who work at least 1,000 hours in a year. No employee contributions are required for participation in the Pension Plans. Retirement benefits are based upon the employee's compensation during the employee's employment with the Company or a participating subsidiary.

  Compensation used to calculate benefits includes bonuses but does not include compensation related to fringe benefits, stock options or restricted stock. During 1995, compensation for the purposes of calculating pension benefits for the Qualified Plan was limited by section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), to $150,000. The Supplemental Plan pays the incremental benefit attributable to that part of the employee's compensation which exceeds the Code limitation in any plan year.

  Employees are fully vested upon the earlier of five years of service or upon reaching age 65 while employed by the Company or a participating subsidiary. There is no partial vesting. Normal retirement age is 65, but an employee may elect to receive an actuarially-reduced pension at or after age 55 with five years of service with the Company or a participating subsidiary. In addition, the Supplemental Plan permits the Company to grant additional service and additional pension amounts to selected employees.

  For employees employed after January 1, 1989, the Pension Plans provide a normal retirement benefit for each year of credited service equal to 1% of the compensation earned by the employee during that year up to the Social Security "covered compensation" level plus an additional 1.5% of compensation earned over that level.

However, employees employed on or before January 1, 1993 were credited with an updated past service benefit which provides a benefit of 1% of the employee's average annual compensation (for the years 1990, 1991 and 1992) up to $21,000 and 1.5% of such compensation over $21,000 for such years multiplied by the employee's service through December 31, 1992. For employees employed on or after January 1, 1994, the Pension Plans provide a future service benefit for each subsequent year of credited service equal to a flat 1.8% of the employee's eligible compensation. Effective January 1, 1996, the Company adopted a Part II to the Qualified Plan ("Part II") which changed the manner in which pension benefits will be determined. Part II is a defined benefit pension plan. Under Part II an initial account balance will be established for each participant equal to the actuarial equivalent of the participant's prior accruals under the Qualified Plan. Participants employed on or after January 1, 1996 receive compensation credits and interest credits to their accounts. Compensation credits are a designated percent of pay, based on the participant's age, according to the following schedule: employees younger than age 25, 2.0%; age 25-29, 2.5%; age 30-34, 3.0%; age 35-39, 4.0%; age 40-44,
5.0%; age 45-54, 6.0%; and age 55 or older, 6.5%. Part II guarantees a minimum interest credit of 4% per year on the prior year's account balance. For 1996, the guaranteed interest credit is 6.06%. Part II participants who are age 50 or older with 5 years of service will receive accruals under Part I for the next five years.

  Benefits payable from tax qualified plans are further limited by section 415 of the Code; in 1995, the annual maximum benefit from the Qualified Plan was limited to $120,000. When the pension formula would result in an executive receiving a benefit above the applicable limit, the Supplemental Plan assumes an obligation to pay the incremental portion above such limit.

  As of December 31, 1995, Messrs. Roberts, Taylor, Price, Rowny(1) and Maine, upon normal retirement, would be entitled to annual retirement benefits from the Pension Plans of approximately $764,984; $379,152; $334,368; $140,270 and
$221,778, respectively.

(1) Mr. Rowny will not vest under the plans until June 1998. Should Mr. Rowny leave the Company before he vests, he will receive no pension benefit from the Company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION POLICIES AND OBJECTIVES

  The Compensation Committee of the board of directors evaluates and sets the base salary and incentive compensation for the Chief Executive Officer ("CEO") and the Chief Operating Officer ("COO") of the Company and administers the Company's Stock Option Plans and the Executive Incentive Compensation Plan (the "EICP"), including establishing the target awards and performance goals for the CEO and COO under the EICP and, if approved, the Senior Executive Incentive Compensation Plan (the "SEICP"). The Compensation Committee reviews, but does not evaluate, determine or approve, the compensation of the Company's other executives, which is determined by the CEO and/or COO with the assistance of the Company's human resources staff.

  The Compensation Committee consists solely of non-employee directors who are not eligible to participate in the compensation plans which they administer.

  The Compensation Committee's executive compensation objectives are (1) to ensure competitive levels of compensation that enable the Company to attract, retain and motivate executives of outstanding ability and character to lead the Company successfully in its highly competitive industry characterized by rapid technological change, innovation and significant capital investment requirements; (2) to tie a meaningful portion of compensation to the achievement of improved long term stockholder value and other business objectives through the EICP and, if approved, the SEICP; and (3) to provide stock-based long term incentives that directly link the compensation of executives to appreciation in the Common Stock. The Compensation Committee accomplishes these objectives by periodically reviewing surveys of executive compensation and by establishing an annual EICP. Through annual grants of options and, at times, awards of restricted stock, the Compensation Committee strives to align the financial interests of the executives with those of the Company's stockholders.

EXECUTIVE OFFICER COMPENSATION AND COMPANY PERFORMANCE

  The Company has standard salary ranges for all executive positions below the level of CEO and COO. These salary ranges are developed by the Company's human resources staff from surveys conducted by compensation consultants using competitive market data from similarly sized companies in the telecommunications industry, as well as other industries. This group of companies includes all companies that comprise the Company's peer group used in constructing the Company's performance graph. (See the section of this Proxy Statement entitled, "Five-Year Performance Comparison," below.) Salary ranges are targeted to be at approximately the median of the survey data for companies of similar size and complexity. An executive's salary within these salary ranges depends upon the executive's experience and capabilities, the executive's unique talents and strengths and the executive's contribution to the Company. The CEO and/or the COO annually review each executive's salary and performance. In this review, the CEO and/or the COO consider individual contribution, attainment of individual and business unit performance objectives and level within the salary range; however, there is no specific weight given to each criterion. The Compensation Committee reviews, but does not approve, the decisions regarding executives' salaries.

  The purpose of the EICP is to encourage consistent growth in stockholder value by creating a motivational environment in which compensation is contingent upon the performance of the Company; the business unit, where applicable; and the individual. All executive officers participate in the EICP.

  At the beginning of the 1995 fiscal year, the Compensation Committee established a 1995 EICP. As provided by the EICP, target awards were established for each executive based on competitive norms and the position level of the executive. Target awards represent a specified percent of the midpoint of the executive's salary range and are designed to provide a level of total cash compensation, including salary, between the 50th and 75th percentiles for similar companies, including those in the Company's peer group, if performance goals are achieved. In order to tie the executive's incentive award more closely to such executive's performance objectives for the year, the 1995 EICP provided the business units with more discretion in determining individual performance measurements for each executive and resulting awards than was the case in prior years. Prior to the end of the first quarter of 1995, the senior management of the business units established the weighted performance criteria for the executives in their respective business units. The performance criteria were based on each executive's individual performance objectives, and, as appropriate, business unit, as well as the Company's, performance objectives. The performance criteria for the senior management of the business units were established by the COO and CEO and were based on the Company's business plan with consideration for business unit performance and individual contribution.

  The Compensation Committee also proposed a new plan to comport with the requirements of section 162(m) of the Code. Section 162(m) denies a tax deduction for executive compensation in excess of $1 million per year paid by publicly-traded corporations to the chief executive officer and the four other most highly compensated officers unless certain requirements are met. The Internal Revenue Service issued final regulations on section 162(m) on December 20, 1995. On January 31, 1996, the Compensation Committee recommended and the board of directors adopted the SEICP, which was designed to meet the requirements of section 162(m). In order for the Company to be entitled to deduct for tax purposes amounts awarded pursuant to the SEICP, the SEICP must be approved by the Company's stockholders and is being presented to stockholders for their consideration and approval at this annual meeting. The Compensation Committee intends to use the SEICP as the basis for the structure of incentive compensation to the CEO and COO for 1996. The SEICP is discussed in further detail on page 15 of this Proxy Statement and a complete copy of the SEICP is attached as Appendix A to this Proxy Statement.

  The Company has a long history of encouraging employee ownership of the Company's Common Stock. In the belief that employees who have a proprietary interest in the Company will focus on its long term success and on building stockholder wealth, the Compensation Committee uses the Company's Stock Option Plan as a basis to create a foundation for the long term growth of the Company and increased stockholder value by providing executives and key employees with an opportunity to obtain and build a meaningful stake in the Company's future. At the beginning of each fiscal year, the Compensation Committee grants stock options to executives and key employees who are recommended by management as being in a position to continue to contribute to the Company's profitability. Option awards are intended to encourage contribution to profitability over a longer term than the EICP. Therefore, options become exercisable based on continued employment with the Company and generally remain exercisable for a period of ten years. To provide the desired level of potential stock ownership, the number of stock options granted to Company executives is targeted to be above average in comparison to executives in similar companies, including those in the Company's peer group. The number of options granted to a particular executive is based on the grade level of the executive and management's assessment of the executive's performance and contribution. Stock options have been granted to key employees at all levels of the Company's management. The ultimate value of the options, if any, depends on the extent to which the Company's Common Stock appreciates in market value.

  After consideration of recommendations by the CEO (not including recommendations for grants for the CEO), the Compensation Committee may award shares of restricted stock to a limited number of key executives. This component of the Stock Option Plan not only fosters the same goals as the stock option program but also provides an additional means to retain and motivate the key executives who constitute the core of the Company's management team. Grants are made based on management's assessment of the executive's expected future contributions and strategic importance to the Company, as well as past performance. Restrictions on shares are generally removed ratably on the third, fourth and fifth anniversary of the date of the grant, provided the executive remains employed by the Company. If the executive's employment terminates before the lapse of the restrictions, any remaining restricted shares are forfeited.

OTHER EXECUTIVE COMPENSATION PLANS

  The Company sponsors other employee benefit plans for both executives and non-management employees. In addition to the Supplemental Plan relating to executive retirement benefits, the Company has an executive life insurance program for executives. The Compensation Committee neither administers nor makes any determinations with respect to any such plan or program, with the exception of the Company's 1990 Stock Purchase Plan.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF OPERATING OFFICER AND COMPANY PERFORMANCE

  The CEO and Chairman of the Board, Bert C. Roberts, Jr., and the COO and President, Gerald H. Taylor, participate in the EICP. Under the EICP, the Compensation Committee has sole discretion to evaluate and establish their compensation. The Compensation Committee also establishes Mr. Roberts' and Mr. Taylor's salaries.

  The Compensation Committee conducts an annual evaluation of the competitiveness of Mr. Roberts' and Mr. Taylor's total compensation relative to the compensation of the CEOs and COOs of other similar-sized companies in the telecommunications industry as well as in other industries. The Compensation Committee considers compensation data available for the companies in the Company's peer group, as well as data available from other similar-sized companies not in the peer group because it considers the market for Mr. Roberts' and Mr. Taylor's skills and strengths much broader than the telecommunications industry. As part of this evaluation, the Compensation Committee requests a nationally known compensation consulting firm to perform a market analysis of compensation levels and to furnish other information as needed. Salaries are targeted to be approximately at the median of companies of similar size, complexity and performance. Based on a review of corporate performance relative to the Company's business plan, Mr. Roberts' and Mr. Taylor's individual performance, information supplied by the consultant, the expected challenges for Mr. Roberts and Mr. Taylor in the coming year and other factors that the Compensation Committee in its discretion may deem relevant at that time, the Compensation Committee establishes the salaries for the new fiscal year.

  Under the EICP, the Compensation Committee periodically develops special criteria for determining Mr. Roberts' and Mr. Taylor's annual incentive award. For 1995, the Compensation Committee established that of each of Mr. Roberts' and Mr. Taylor's incentive award, a specified percentage would be based on the Company's achievement of established measurable financial performance goals. The balance of the incentive award would be based on achievement of personal performance goals. Additionally, the Compensation Committee established minimum levels of Company performance below which no performance award would be made and maximum levels above which the executives would not earn additional amounts. The 1995 personal goals for Mr. Roberts' annual incentive award were: (1) development of future strategies for the Company, (2) implementation of strategic plans, (3) enhancement of the Company's organization and management capabilities, and (4) enhancement of the image of the Company. The personal goals for Mr. Taylor's annual incentive award were: (1) execution of the business plan, (2) development and growth of the core business, and (3) development of the Company's capability to successfully pursue strategic opportunities outside the core business. The Compensation Committee did not assign specific weights to these personal goals, but rather reviews them in the context of Mr. Roberts' and Mr. Taylor's accomplishments.

  In January 1996, the Compensation Committee awarded an incentive award of $1.3 million to Mr. Roberts and $800,000 to Mr. Taylor based on the fact that MCI's revenue increased 14.4% from $13.3 billion to $15.3 billion and income from operations increased 16.7% from $1.6 billion to $1.9 billion from 1994 to 1995, excluding special charges in each year, and on each executive's achievement of his personal goals.

  In preparation for making any decision regarding the grant of stock options and/or restricted stock, the Compensation Committee evaluated Mr. Roberts' and Mr. Taylor's performances relative to the guidelines described above, the Company's achievements during the year (discussed above), the awards made to them in prior years, their differing yet critical leadership roles in the Company's future success and noted the degree to which other companies have linked their CEO's and COO's long term compensation to stockholder return. The Compensation Committee also used subjective criteria it deemed relevant in its reasonable business discretion, such as its opinions about the business environment and the particular challenges for the Company as well as the potential market for Mr. Roberts' and Mr. Taylor's services. In addition, the Compensation Committee considers awards under the Stock Option Plan as a means to align the financial interest of the CEO and COO with that of the Company's stockholders.

                                          Richard M. Jones
                                          Richard B. Sayford
                                          Judith Whittaker
                                          Members of the Compensation Committee

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During 1995, no member of the Compensation Committee of the Company's board of directors was a current or former officer or employee of the Company or any of its subsidiaries.

                       FIVE-YEAR PERFORMANCE COMPARISON

  Set forth below is a graphical presentation comparing the Company's cumulative, five-year stockholder returns on an indexed basis with the Standard & Poor's 500 Stock Index and an index of peer companies selected by the Company. The Company has selected a peer group generally consisting of the major providers of telecommunications services. The members of the peer group are the following: AT&T Corp., Sprint Corporation, NYNEX Corporation, Bell Atlantic Corporation, BellSouth Corporation, Ameritech Corporation, SBC Communications, Inc., US West, Inc., Pacific Telesis Group and GTE Corporation. For the purpose of calculating the peer group average, the returns of each company have been weighted according to its stock market capitalization. The measurements are indexed to a value of $100 at December 31, 1989, and assume that all dividends are reinvested.




                        MCI COMMUNICATIONS CORPORATION


                       Five-Year Cumulative Total Return
                        for MCI, Peer Group and S&P 500


                             [GRAPH APPEARS HERE]


                                  PROPOSAL 1

                                  APPROVAL OF
               THE SENIOR EXECUTIVE INCENTIVE COMPENSATION PLAN

DESCRIPTION OF THE PLAN

  At this annual meeting, the Company's stockholders are being asked to approve a performance-based incentive compensation plan for the Company's senior executive officers. The plan, entitled the MCI Communications Corporation Senior Executive Incentive Compensation Plan, was adopted by the Company's board of directors on January 31, 1996. The SEICP is intended to provide certain of the Company's senior executive officers with financial incentives (cash and restricted stock) to meet and exceed the Company's financial and strategic objectives using objective performance-based goals comprised of factors such as: revenue;

operating income; earnings before interest expense, taxes, depreciation, amortization and other non-cash items; return on equity; return on assets; and economic value added. This Proposal solicits the approval of the Company's stockholders for the purpose of qualifying awards under the SEICP as allowable deductions in computing the Company's federal income tax. If the SEICP is approved by stockholders, the Company will be entitled to deduct for tax purposes compensation paid under the SEICP to its Chief Executive Officer and the other participating officers notwithstanding the $1 million limitation under section 162(m) of the Code. The SEICP is designed to replace the MCI Communications Corporation Executive Incentive Compensation Plan for such officers.

  Section 162(m) to the Code (adopted in 1993), disallows deductions for compensation in excess of $1 million for certain executive officers of publicly-held corporations, unless such compensation meets the requirements of section 162(m) as performance-based compensation. In December of 1995, the Internal Revenue Service finalized the regulations under section 162(m). Upon the finalization of these regulations, the board of directors, with management's assistance, prepared and adopted the SEICP. In order to meet the requirements of section 162(m), the Company's stockholders must approve the material terms under which the compensation is payable. The following summary description of the SEICP is qualified in its entirety by reference to the full text thereof, a copy of which is attached as Appendix A to this Proxy Statement.

  Under the SEICP, eligible employees are the Chief Executive Officer and any other Company employee who in the opinion of the Compensation Committee will have compensation for the plan year sufficient to result in the employee being listed in the Summary Compensation Table as one of the four most highly compensated executive officers as required by Item 402(a)(3)(i) and (ii) of Regulation S-K under the Securities Act of 1933. In addition, the Compensation Committee retains discretion to name as a participant an employee hired or promoted after the first 90 days of the year. If this SEICP had been in effect in 1995, the participants in the SEICP would have been Bert C. Roberts, Jr. and Gerald H. Taylor. For 1996, the Compensation Committee has designated Bert
C. Roberts, Jr. and Gerald H. Taylor as participants in the SEICP.

  During the first 90 days of each year, the Compensation Committee will specify which employees will be participants in the SEICP for that year and set performance goals and performance awards for each participant for the year using one or a combination of the following factors: revenue, operating income, earnings before interest expense, taxes, depreciation, amortization and other non-cash items; return on equity; return on assets; and economic value added; or performance of a subsidiary as measured by such items, provided that such participant is a senior executive officer of such subsidiary.

  The Compensation Committee will also establish threshold, target and maximum performance objectives and corresponding awards, with benefit awards increasing as performance increases, subject to the SEICP's maximum performance award. After the end of the year, the Compensation Committee will review the Company's or relevant subsidiary's financial results and certify the level of performance achieved. Participants are eligible to receive an award only based on achievement of the performance objectives. If the Compensation Committee, in its sole discretion, believes that an award is in excess of what should be awarded for the performance, the Compensation Committee has the discretion to reduce awards earned under the SEICP. In addition, under no circumstances can a participant receive, under the SEICP, an award that is in excess of the maximum cash award plus the maximum restricted stock award. These amounts are $4 million and 100,000 shares of Common Stock, respectively, in any year.

  The Company's board of directors may amend or terminate the SEICP at any time; however, it is intended that the SEICP will be operated and interpreted so that performance awards remain tax deductible by the Company. The Compensation Committee reserves the right, however, to establish alternate compensation arrangements for SEICP participants if it determines, in its discretion, that it would be in the best interests of the Company and its stockholders to do so, even if the result is the loss of deductibility for certain compensation payments. If a participant is terminated prior to the end of the plan year, the Compensation Committee shall determine whether the participant shall receive an award for the year and the amount of the award. Upon a change in control a participant shall be deemed to have fully earned the performance award for the year.

  As the SEICP was recently adopted by the board of directors and the future performance of the Company on which awards will be based cannot be predicted, it is not possible to determine the amount of cash and restricted stock which will be awarded under the SEICP in any year.

VOTING ON THE PROPOSAL

  Approval of the SEICP requires the affirmative vote of a majority of the shares present at the annual meeting in person or by proxy and entitled to vote thereon.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                  PROPOSAL 2

                       APPROVAL OF THE AMENDMENT TO THE
                               STOCK OPTION PLAN

  In 1989, the Company's board of directors adopted and the stockholders approved a Stock Option Plan for officers and executive, managerial, administrative and professional employees ("key employees") of MCI and its subsidiaries and reserved for issuance 25,000,000 shares of Common Stock. The Stock Option Plan also authorizes the board annually to increase the number of shares reserved as of January 1, 1993 and each January 1 thereafter by up to 5% of the number of shares of Common Stock outstanding at each such date. No more than 17,000,000 shares of Common Stock may be issued pursuant to incentive stock options.

DESCRIPTION OF THE STOCK OPTION PLAN AMENDMENT

  On January 31, 1996, the board of directors adopted, subject to and effective upon stockholder approval, an amendment to the Stock Option Plan ("Stock Option Plan Amendment"). The following description of the amendment is qualified in its entirety by reference to the full text thereof, a copy of which is attached as Appendix B to this Proxy Statement. The amendment: (1) gives the Company authority to grant stock options to individuals who are not employees, specifically, advisors and consultants to the Company; (2) allows retirees to exercise their options for up to one year after retirement rather than the current 90 days, changes retirement age from age 65 to age 62 with at least 5 years of service and accelerates the vesting of options of retirees with at least 5 years of service at age 62; (3) provides for the maximum number of shares of Common Stock with respect to which options may be granted to any individual in any calendar year to be 400,000 shares; (4) provides the Compensation Committee with flexibility to determine that a termination of employment has not occurred when a participant transfers to a joint venture or minority subsidiary; and (5) eliminates the provision which limits the use of Common Stock to pay the exercise price of a stock option to once every 90 days.

DISCUSSION OF THE CHANGES

  The Company has overseas advisors and consultants who have significantly contributed to the Company's success in building alliances abroad. However, the Stock Option Plan does not permit granting of options to non-employees. As these individuals are not Company employees, no program exists to align their financial rewards to the Company's stock performance. Therefore, the board of directors recommends approval of this amendment to the Stock Option Plan to enable the Company to offer this financial incentive. Although the Company has advisors and consultants in the U.S., at this time the Company does not anticipate granting stock options to its U.S. advisors and consultants. However, the amendment would enable the Company to grant options to advisors and consultants in the U.S. should the Company deem it advisable to do so.

  The board of directors also recommends a change to the retirement provisions of the Stock Option Plan. By extending the period for exercise of options post-retirement from three months to one year, the Stock Option Plan will afford its retired optionees a longer period of time in which to plan for their exercise and to plan for the associated taxable income. The acceleration of vesting upon retirement will enable the retirees to benefit from options granted to them in their last year of employment. The Stock Option Plan in its current form does not permit the vesting of any options until the first anniversary of the grant date, therefore eliminating any benefit of options granted in the last year of employment before retirement and based, in part, on their performance in the prior year.

  The maximum grant provision in the amendment is intended to comply with section 162(m) of the Code which limits deductions for compensation in excess of $1 million for the most highly paid executive officers of public corporations. In order to qualify compensation generated as a result of the exercise of an option under the Stock Option Plan as performance-based compensation, and therefore fully deductible under section 162(m), the Stock Option Plan must specify a maximum number of shares that can be awarded to any individual. The amendment also adds a requirement that, to the extent necessary for compliance with section 162(m), the Compensation Committee will be made up of "outside directors."

  The provision authorizing the Compensation Committee greater discretion to determine when a termination of employment has occurred provides greater flexibility in coordinating benefits of employees whom the Company transfers to ventures and alliances in which the Company has invested. The amendment enables the Compensation Committee to allow such individuals to continue to hold and vest in the stock options which had been granted to them in prior years.

  The provision which limits the use of Common Stock to pay the exercise price of a stock option to once every 90 days has been removed to enable optionees to use shares of Common Stock held for more than 6 months as frequently as they wish to exercise their stock options. The 6 month holding requirement of Common Stock used in such transactions was implemented to prevent options from being treated as stock appreciation rights under accounting rules.

SUMMARY OF THE STOCK OPTION PLAN

  The Stock Option Plan is administered by the Compensation Committee of the board of directors, which is comprised of three or more of MCI's directors who are not eligible to receive awards under the Stock Option Plan. The Compensation Committee considers management recommendations and selects the key employees to whom awards will be granted and determines the number and, subject to the terms of the Stock Option Plan, other terms and provisions of such awards. Under the Stock Option Plan, stock options, stock appreciation rights, restricted stock and performance shares are available for grant.

  Stock options are exercisable during the period fixed by the Compensation Committee for each option, except no incentive stock option shall be exercisable more that ten years after the date of grant.

  The exercise price of an option shall be no less than 100% of the closing price of Common Stock on the date of grant and is payable upon exercise of the option in cash, or by the surrender of shares of Common Stock, or by such other means as the Compensation Committee may in its discretion prescribe. Shares covered by options which are exercised shall not be available for the grant of additional awards under the Stock Option Plan.

  Stock appreciation rights may be granted in connection with all or any part of any stock option granted under the Stock Option Plan either at the time of grant or any time thereafter. The grantee of a stock appreciation right has the right to surrender all or a portion of the related option and to receive instead a payment equal to the appreciation in the fair market value of the shares subject to the surrendered option (or portion thereof) from the date of grant to the date on which the stock appreciation right is exercised. At the discretion of the Compensation Committee, payment may be made in Common Stock and/or cash.

  Options and stock appreciation rights are transferable only by will or under the laws of descent and distribution. With certain exceptions, each option or stock appreciation right will be exercisable only by the optionee and only if the optionee has been in the employ of MCI since the date of grant of the option.

  The Compensation Committee may grant either incentive stock options under section 422 of the Code or nonqualified stock options which do not qualify for the tax treatment afforded incentive stock options. Neither the grant of an incentive stock option nor the grant of a nonqualified stock option will be treated as compensation to the optionee for federal income tax purposes, and neither will result in a deduction for tax purposes for MCI. Similarly, the grant of a stock appreciation right will not result in income to the optionee or a deduction for tax purposes for MCI at the time of grant.

  On exercise of an incentive stock option, the optionee will not recognize any compensation income, and MCI will not be entitled to a deduction for tax purposes, although exercise of an incentive stock option may give rise to liability under the alternative minimum tax provisions of the Code. Generally, if the optionee disposes of shares acquired upon exercise of an incentive stock option within one year of the date of exercise, the optionee will recognize compensation income, and MCI will be entitled to a deduction for tax purposes, in the amount of the excess of the fair market value of the shares of Common Stock on the date of exercise over the option price (or the gain on sale, if less). Otherwise, MCI will not be entitled to any deduction for tax purposes upon disposition of such shares and the entire gain for the optionee will be treated as a capital gain. On exercise of a nonqualified stock option, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option price will generally be taxable to the optionee as compensation income and deductible for tax purposes by MCI. Upon exercise of a stock appreciation right, the amount of the cash and/or the value of the stock received will be treated as income to the employee and deductible for tax purposes by MCI.

  The Compensation Committee may grant restricted shares of Common Stock for a purchase price at least equal to their par value, subject to such conditions and restrictions as the Compensation Committee may determine at the time of grant. The Compensation Committee may at any time waive any such restrictions. The recipient shall have all the rights of a stockholder, including voting and dividend rights, subject to the restrictions and conditions contained in the participant's restricted stock agreement. Restricted stock awards are nontransferable, and, if a participant who holds a restricted stock award terminates employment for any reason (including death) prior to the lapse of the restriction, the Company shall have the right to repurchase the restricted shares for their original purchase price.

  The Compensation Committee may grant a nontransferable performance share award entitling the recipient to receive cash or shares of Common Stock if performance goals or other requirements are attained. Except as otherwise determined by the Compensation Committee, rights under a performance share award will terminate upon a participant's termination of employment. Any restriction or condition of an award may be waived or modified by the Compensation Committee at any time prior to the termination of employment.

  Shares which are not transferred pursuant to an award, or which are transferred and subsequently forfeited due to termination of the recipient's employment or failure to satisfy the applicable restrictions and conditions, shall again become available for issuance pursuant to awards under the Stock Option Plan.

  In general, the recipient of a restricted stock award or a performance share award will recognize ordinary income in the amount of any cash received plus the market value of the shares on the date when the shares are no longer subject to a substantial risk of forfeiture (as such term is defined in the Code) less any amount paid for the shares, and the Company will be entitled to a deduction for tax purposes in the same amount. If the recipient of a restricted stock award elects to have the tax liability determined at the time of the grant rather than when the restrictions lapse, the recipient will recognize income and the Company shall be entitled to a deduction at that time. However, if such shares are subsequently forfeited the participant is not entitled to an offsetting tax deduction.

  No current directors who are not executive officers will receive any benefit as a result of this proposed amendment. The benefits that will be received as a result of this amendment by the current executive officers and by all eligible employees are not currently determinable.

VOTING ON THE PROPOSAL

  Approval of the amendment to the Stock Option Plan requires the affirmative vote of a majority of the shares present at the annual meeting in person or by proxy and entitled to vote thereon.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                                  PROPOSAL 3

                       APPROVAL OF THE AMENDMENT TO THE
                           1990 STOCK PURCHASE PLAN

  In 1989, the board of directors adopted and the stockholders approved a stock purchase plan for the Company and participating subsidiaries ("1990 Stock Purchase Plan") and authorized 25,000,000 shares of Common Stock to be issued under the 1990 Stock Purchase Plan. In 1994, the board of directors adopted and the stockholders approved the reservation of 20,000,000 additional shares of the Company's Common Stock to be issued under the 1990 Stock Purchase Plan. As of December 31, 1995, 12,453,284 of the allocated shares had not yet been issued and remain available for issuance under the 1990 Stock Purchase Plan.

DESCRIPTION OF THE STOCK PURCHASE PLAN AMENDMENT

  On January 31, 1996, the board of directors adopted, subject to and effective upon stockholder approval, an amendment to the 1990 Stock Purchase Plan ("Stock Purchase Plan Amendment"). The following description of the amendment is qualified in its entirety by reference to the full text thereof, a copy of which is attached as Appendix C to this Proxy Statement. The amendment: reserves an additional 11,000,000 shares of Common Stock for issuance under the 1990 Stock Purchase Plan; changes the method of calculation of the Base Option Price (as described below) to set a minimum price at the beginning of an offer, so that employees who commence participation during the offer period will not benefit to a greater extent than those entering the 1990 Stock Purchase Plan at an earlier date; and eliminates the requirement to revalue the Base Option Price at the midpoint of an offer if the offer has a term of more than 15 months. The board of directors continues to believe that the opportunity to acquire Common Stock serves as a valuable incentive to improve the job performance of Company employees and facilitates the Company's efforts to secure and retain valuable employees.

SUMMARY OF THE 1990 STOCK PURCHASE PLAN

  Under the 1990 Stock Purchase Plan, eligible employees of the Company and any subsidiary which adopts the 1990 Stock Purchase Plan with the Company's consent may purchase shares of Common Stock through one or more offers made on behalf of the Company by the Compensation Committee. An offer under the 1990 Stock Purchase Plan may not be for longer than a term of 27 months. Holders of 5% or more of the voting power of MCI's outstanding capital stock and directors who are not otherwise employed by the Company are ineligible to participate in such offerings. As of December 31, 1995, all active employees (including officers) of the Company and its eligible subsidiaries were eligible to participate in the 1990 Stock Purchase Plan, provided they met the 3-month continuous service requirement for participation. As of December 31, 1995, approximately 48,351 employees were eligible to participate in the 1990 Stock Purchase Plan. Since its inception, approximately 70% of eligible employees have participated in the 1990 Stock Purchase Plan.

  The Compensation Committee may amend or modify the 1990 Stock Purchase Plan, but may not make any change which does not comply with the requirements of section 423(b) of the Code or with regulations promulgated under Section 16(b) of the Exchange Act.

  Eligible employees are entitled to purchase shares of Common Stock (subject to the maximum limitations set forth in the 1990 Stock Purchase Plan) through biweekly payroll deductions of up to the maximum percentage set by the board of directors at the beginning of each offer, which percentage may not exceed 15% of eligible compensation. Purchases are made monthly. Under the 1990 Stock Purchase Plan, the purchase price for such shares of Common Stock is equal to the lesser of
(a) 85% of the fair market value of a share of Common Stock on the date of grant of the option ("Base Option Price") and (b) 85% of the fair market value of a share of Common Stock on the date of purchase. If the Stock Purchase Plan Amendment is approved by stockholders, the Base Option Price for employees who become eligible for the 1990 Stock Purchase Plan after the offer date would be the higher of the Base Option Price at the inception of the offer or 85% of the fair market value of a share of Common Stock on the date the employee became eligible to participate. Currently, each new employee is assigned a Base Option Price which is equal to 85% of the fair market value of a share of Common Stock on the employee's eligibility date.

  Options under the 1990 Stock Purchase Plan are not transferrable other than by will or under the laws of descent and distribution. An employee may request certificates representing shares purchased during an offer and may at any time and for any reason withdraw from further participation in an offer and receive the number of shares of Common Stock previously purchased pursuant to the offer. In the event of retirement, death or termination of employment, the number of shares of Common Stock previously purchased pursuant to the offer will be delivered to the employee or the employee's representative.

  The 1990 Stock Purchase Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974. It is intended to qualify as an "employee stock purchase plan," as defined in section 423 of the Code. Under section 423, an employee must report as compensation in the year of disposition of shares purchased under the 1990 Stock Purchase Plan (or at death) the lesser of (a) the excess of the fair market value at the time of disposition (or death) over the purchase price and (b) the excess of the fair market value of the shares at the time the option was granted over the initial Base Option Price. Any excess of appreciated value is considered a capital gain. In order to qualify for long-term capital gain tax treatment, the employee must hold the shares to a date that is more than two years from the date of option grant and one year from the date of purchase. If these holding requirements are met, the Company is not entitled to any deduction for tax purposes. On the other hand, if the employee does not meet the holding period requirements, the employee realizes at the time of disposition ordinary income to the extent of the difference between the price paid for the shares and fair market value on the purchase date, and an amount equal to such ordinary income is deductible by MCI. The employee will recognize a capital gain or loss for the difference between the fair market value on the purchase date and the price at which the employee disposed of the shares.

  The 1990 Stock Purchase Plan and all rights of participating employees pursuant to the 1990 Stock Purchase Plan terminate (a) on the day on which all shares then subject to the 1990 Stock Purchase Plan have been purchased, or
(b) at any time, at the discretion of the Compensation Committee.

  No current directors who are not executive officers will receive any benefit as a result of this proposed amendment. The benefits that will be received as a result of this amendment by the current executive officers and by all eligible employees are not currently determinable.

VOTING ON THE PROPOSAL

  Approval of the amendment to the 1990 Stock Purchase Plan requires the affirmative vote of a majority of the shares present either in person or by proxy at the annual meeting and entitled to vote thereon.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL

                                  PROPOSAL 4

                       APPROVAL OF THE AMENDMENT TO THE
                       1988 DIRECTORS' STOCK OPTION PLAN

DESCRIPTION OF THE DIRECTORS' STOCK OPTION PLAN AMENDMENT

  In 1988, the board of directors adopted and the stockholders approved in 1989, a stock option plan for non-employee directors of the Company ("1988 Directors' Stock Option Plan") and authorized 1,000,000 shares of the Company's Common Stock to be issued pursuant to the 1988 Directors' Stock Option Plan. As of January 31, 1996, all but 160,000 of the allocated shares had been issued or were contingently issuable upon the exercise of outstanding options. In January 1996, the board of directors adopted, subject to, and effective upon, stockholder approval, an amendment to the 1988 Directors' Stock Option Plan, attached hereto as Appendix D to this Proxy Statement. The amendment: reserves an additional 1,000,000 shares of Common Stock for issuance under the 1988 Directors' Stock Option Plan, extends the termination date of the 1988 Directors' Stock Option Plan to April 25, 2006, 10 years from the date of this annual meeting, and eliminates the provision which limits the use of Common Stock to pay the exercise price of a stock option to once every 90 days.

SUMMARY OF THE 1988 DIRECTORS' STOCK OPTION PLAN

  The 1988 Directors' Stock Option Plan provides for automatic grant of an option to purchase 40,000 shares of Common Stock at the closing price on the date of grant to each new director elected to the board. Only directors who are not employees of the Company or its subsidiaries are eligible to participate in the 1988 Directors' Stock Option Plan.

  The 1988 Directors' Stock Option Plan is administered by the Nominating Committee of the board of directors. The board of directors has delegated to the Nominating Committee the authority to interpret and implement the 1988 Directors' Stock Option Plan, to prescribe, amend and rescind the rules, to make all determinations necessary and to supply any omission, correct any defects and reconcile inconsistencies in the 1988 Directors' Stock Option Plan.

  Neither the board of directors nor the Nominating Committee has authority to change the number of shares granted to non-employee directors, alter the vesting schedule, or to determine selectively which of the non-employee directors shall receive options pursuant to the 1988 Directors' Stock Option Plan. All grants are automatic to assure that directors serving on the Compensation Committee, which administers the Company's Stock Option Plan for employees, shall be "disinterested persons" as required by Rule 16b-3 promulgated under the Exchange Act.

  The 1988 Directors' Stock Option Plan provides that each option granted shall be a nonqualified option. All options shall become exercisable in cumulative installments of 25% per year beginning on the first anniversary of the date of the grant. No options may be granted after the 1988 Directors' Stock Option Plan expiration on June 27, 1998. If approved by stockholders at this annual meeting, the expiration date would be April 25, 2006. The option price must be at least 100% of the Common Stock's closing price on the date of grant and is payable upon exercise of the option either in cash, by the surrender of shares of Common Stock having a fair market value on the date of receipt by the Company equal to the purchase price or by such other means as the Nominating Committee may prescribe. The provision which limits the use of Common Stock to pay the exercise price of a stock option to once every 90 days has been removed to enable directors to use shares of Common Stock held for more than 6 months as frequently as they wish to exercise their stock options. The 6 month holding requirement of Common Stock used in such transactions was implemented to prevent options from being treated as stock appreciation rights under accounting rules. Upon the fifth anniversary of the date of a grant of options, the unexercised portion of the grant shall be canceled and a new option for 40,000 shares of Common Stock shall automatically be granted. Shares which are not transferred pursuant to an award, or which are transferred and subsequently forfeited due to termination or expiration of an option, shall again become available for issuance pursuant to awards under the 1988 Directors' Stock Option Plan.

  Options are transferable only by will or under the laws of descent and distribution. With certain exceptions, each option may be exercised only by the optionee and only if the optionee is a director of the Company.

  The grant of an option is not treated as compensation for the optionee for federal income tax purposes; nor will the grant result in a deduction for tax purposes for the Company. On the exercise of an option, the optionee will recognize income for tax purposes in the amount by which the fair market value of the shares of Common Stock on the date of exercise exceeds the option price. Such amount will be deductible for tax purposes by the Company.

VOTING ON THE PROPOSAL

  Approval of the amendment to the 1988 Directors' Stock Option Plan requires the affirmative vote of a majority of the shares present at the annual meeting in person or by proxy and entitled to vote thereon.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                               NEW PLAN BENEFITS

  The SEICP and the 1988 Directors' Stock Option Plan are not included in the New Plan Benefits Table for the following reasons: (1) awards under the SEICP are not determinable since awards are based on future Company performance and
(2) only non-employee directors of the Company are eligible to participate in the 1988 Directors' Stock Option Plan, and the Company has no present intention to elect any additional non-employee directors at this time.

                             NEW PLAN BENEFITS(1)

                             STOCK OPTION PLAN(2)       STOCK PURCHASE PLAN(3)
                          --------------------------- --------------------------
                                           NUMBER OF                   NUMBER OF
NAME AND POSITION         DOLLAR VALUE ($)   UNITS    DOLLAR VALUE ($)   UNITS
-----------------         ---------------- ---------- ---------------- ---------
Bert C. Roberts, Jr.....        N/D           150,000         0                0
Chairman and Chief
Executive Officer
Gerald H. Taylor........        N/D           100,000       N/D              917
President and Chief
Operating Officer
Timothy F. Price .......        N/D           115,000       N/D              917
President and Chief
Operating Officer of
MCIT
Michael J. Rowny .......        N/D            70,000       N/D              980
Executive Vice President
of MCI
Douglas L. Maine .......        N/D            70,000       N/D              135
Executive Vice President
and Chief Financial
Officer
Executive Group(4)......        N/D           850,000       N/D            5,725
Non-Executive Director          N/A               N/A       N/A              N/A
 Group(5)...............
Non-Executive Officer           N/D        24,271,231       N/D        5,358,484
 Employee Group(6)......

--------
  (1) For all plans, Number of Units represents options to purchase shares of Common Stock. N/A means that the individual or group is not eligible to participate in the plan. N/D means that the amount is not determinable.

  (2) As benefits are not determinable pursuant to Instruction 3 of Item 10 of Reg. Sec. 240.14a-101 of the Exchange Act, benefits stated are the number of shares covered by options granted to each of the groups of employees under the Stock Option Plan in 1995. The future value, if any, is not determinable. Options become exercisable to the extent of one-third of the shares covered thereby on each of the first, second and third anniversaries of the grant.

  (3) An employee's level of participation in the 1990 Stock Purchase Plan and the price at which the stock is purchased are variable. The information provided is based on the actual participation level of the Company's employees during 1995.

  (4) Includes all current executive officers, 11 people.

  (5) Includes all current directors who are not executive officers, 11 people.

  (6) Includes all employees, including all current officers who are not executive officers.

                                  PROPOSAL 5

                                  APPROVAL OF
                            INDEPENDENT ACCOUNTANTS

  The Company's board of directors, subject to stockholder approval, has selected Price Waterhouse LLP to serve as independent accountants for the Company's fiscal year ending December 31, 1996.

  A representative of Price Waterhouse LLP is expected to be present at the annual meeting. The representative will be given an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions.

VOTING ON THE PROPOSAL

  The approval of the appointment of Price Waterhouse LLP as independent accountants requires the affirmative vote of a majority of the shares present at the annual meeting in person or by proxy and entitled to vote thereon.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

STOCKHOLDER PROPOSALS

  Proposals submitted by stockholders for presentation at the 1997 annual meeting must be received by the Company no later than November 15, 1996 for inclusion, if appropriate, in the Company's proxy statement and form of proxy relating to that annual meeting.

                                          By order of the board of directors,

                                          /s/ C. Bolton-Smith, Jr.


                                          C. Bolton-Smith, Jr.
                                          Secretary

                                                                     APPENDIX A

                        MCI COMMUNICATIONS CORPORATION
                 SENIOR EXECUTIVE INCENTIVE COMPENSATION PLAN

                                 January 1996

Section 1. Purpose and Scope.

  The purpose of the MCI Communications Corporation Senior Executive Incentive Compensation Plan is as follows: (i) to provide certain senior executives with performance-based compensation as an incentive for their efforts to achieve MCI's financial and strategic objectives; and (ii) to qualify compensation paid under the Plan as "performance-based compensation" within the meaning of
Section 162(m) of the Code.

Section 2. Definitions.

  (a) "Board": the Board of Directors of the Company.

  (b) "Change in Control": the completion of a tender offer under the Securities Exchange Act of 1934 and the rules and regulations thereunder for more than 30% of the Company's voting stock by a third party business entity or by a related group of entities.

  (c) "Chief Executive Officer": the chief executive officer of the Company.

  (d) "Code": the Internal Revenue Code of 1986, as amended.

  (e) "Committee": the Compensation Committee of the Board.

  (f) "Company": MCI Communications Corporation and any subsidiary thereof designated for Plan participation with the approval of the Committee.

  (g) "Dismissal for Cause": termination of employment for (i) theft or embezzlement of the property of the Company or any of its subsidiaries; (ii) fraud or other wrongdoing against the Company or any of its subsidiaries;
(iii) conviction of a crime of moral turpitude; (iv) receipt of consideration or acceptance of benefits from, or the participation in business activities with, persons doing business with the Company or any of its subsidiaries or an affiliate, in violation of the business ethics policy of the Company; (v) malicious destruction of the property of the Company or any of its subsidiaries; (vi) improper disclosure of trade secrets of the Company or any of its subsidiaries; (vii) actively engaging in or working for a business in direct competition with the Company or any of its subsidiaries while employed by the Company or one of its subsidiaries; or (viii) such other reason as the Committee may determine.

  (h) "Eligible Employee": the Chief Executive Officer and any other Company employee who, in the opinion of the Committee, (i) will have compensation for the Plan Year sufficient to result in the employee being listed in the Summary Compensation Table as required by Item 402(a)(3) of Regulation S-K under the Securities Act of 1933, as amended; or (ii) otherwise qualifies as a key executive of the Company.

  (i) "Maximum Cash Award": an amount not greater than $4 million with respect to an award of a bonus.

  (j) "Maximum Performance Award": the sum of the Maximum Cash Award and the Maximum Restricted Stock Award.

  (k) "Maximum Restricted Stock Award": a number of shares of the Common Stock of the Company not to exceed 100,000 shares.

  (l) "Outside Directors": members of the Board who qualify as outside directors, as that term is defined in Section 162(m) of the Code and the regulations proposed or adopted thereunder.

  (m) "Participant": an Eligible Employee designated by the Committee under
Section 3 to participate in the Plan.

  (n) "Performance Award": the bonus and/or restricted stock awarded to a Participant under the terms of the Plan.

  (o) "Performance Goals": the goals established by the Committee which, if satisfied, will result in a Performance Award.

  (p) "Plan": the MCI Communications Corporation Senior Executive Incentive Plan, as amended from time to time.

  (q) "Plan Year": the twelve month period which is the same as the Company's fiscal year; the fiscal year of the Company is currently the calendar year.

  (r) "Summary Compensation Table": the summary compensation table appearing in the Company's proxy statement distributed to stockholders in the calendar year following the Plan Year.

Section 3. Participation.

  As soon as possible following the commencement of each Plan Year, the Committee shall specify by name or position the Participants. The Committee shall retain discretion to name as a Participant an employee hired or promoted after the commencement of the Plan Year.

Section 4. Establishment of Performance Goals and Performance Awards.

  4.1 Specification by Committee. No later than ninety days after the commencement of the Plan Year, the Committee shall specify in writing the Performance Goals and Performance Awards which are to apply for that Plan Year. Performance Awards may vary among Participants and from Plan Year to Plan Year; provided, however, that no Performance Award shall exceed the Maximum Performance Award. Performance Goals may vary as well among Participants and from Plan Year to Plan Year; provided, however, that the Performance Goals established in any Plan Year shall be based upon one or more of the following financial factors: revenue; operating income; earnings before interest expense, taxes, depreciation, amortization and other non-cash items ("EBITDA"); return on equity; return on assets; and economic value added; or performance of a subsidiary or other business unit of the Company on such items, provided that such Participant is a senior executive officer of such subsidiary or other business unit. These factors will not be altered or replaced by any other criteria without ratification by the stockholders of the Company if failure to obtain such approval would result in jeopardizing the tax deductibility of Performance Awards to Participants.

  4.2 Calculation of Financial Factors. Revenue, operating income, EBITDA, return on equity, return on assets and economic value added may be calculated for purposes of the Plan without regard to (i) losses from discontinued operations; (ii) extraordinary gains or losses (as defined by generally accepted accounting principles); and (iii) the cumulative effect of changes in accounting principles.

Section 5. Determination of Amount of Performance Awards.

  5.1 Committee Certification Regarding Performance Goals. As soon as possible following the end of each Plan Year, the Committee shall certify for each Participant whether the Performance Goals for that Plan Year have been met. If such goals have been met, the Committee will award such Participant the Performance Award established under Section 4.1 hereof, subject to the discretion reserved in Section 5.3 to reduce such awards, but with no discretion to increase the Performance Award.

  5.2 Maximum Award. No Performance Award to a Participant for a Plan Year may exceed the Maximum Performance Award.

  5.3 Reduction of Award Amount. The Committee in its sole discretion may award to a Participant less than the Performance Award regardless of the fact that the Performance Goals for the Plan Year have been met.

Section 6. Payment of Awards.

  Performance Awards for a given Plan Year shall be paid as soon as practicable following the close of that Plan Year to the extent such awards consist of cash bonuses. To the extent the Committee specifies Performance

Awards will be paid in restricted stock, such awards shall be paid under those provisions of the MCI Communications Corporation Stock Option Plan applicable to restricted stock.

Section 7. Restricted Stock with Performance-Based Vesting.

  Notwithstanding the foregoing provisions of this Plan, the Committee may make an award to a Participant under this Plan of restricted stock that is not contingent upon prior satisfaction of Performance Goals, as described in
Section 4; provided, however, that, in such event, the nonforfeitability of the restricted stock shall be contingent upon satisfaction of one or more Performance Goals, as described in Section 4, under the terms and conditions specified by the Committee in writing at or prior to the time the award of restricted stock is made. In no event shall any restricted shares awarded under this Section 7, together with any restricted stock awarded under Section
5.1 in the same Plan Year, exceed the Maximum Restricted Stock Award.

Section 8. Plan Administration.

  8.1 Administration by Committee. The Plan shall be administered by the Committee. If the Committee is not comprised solely of Outside Directors, then any responsibilities of the Committee in connection with operation of this Plan shall be carried out by a subcommittee of the Committee. This subcommittee shall consist solely of two or more Outside Directors.

  8.2 Interpretation of Plan Provisions. The Committee shall construe and interpret the Plan and may adopt rules and regulations governing administration of the Plan. The Committee may consult with the management of the Company but shall retain responsibility for administration of the Plan. The Committee's decisions, actions and interpretations regarding the Plan shall be final and binding upon all Participants.

Section 9. Compliance with Section 162(m) of the Code.

  The Company intends that Performance Awards under this Plan satisfy the applicable requirements of Section 162(m) of the Code so that this Code section does not deny the Company a tax deduction for such Performance Awards. It is intended that the Plan shall be operated and interpreted such that Performance Awards remain tax deductible by the Company, except to the extent set forth in Section 12.

Section 10. Termination of Employment.

  If a Participant's employment with the Company terminates prior to the end of a Plan Year, the Committee shall determine whether the Participant shall receive any Performance Award for such Plan Year, and the amount of any such award. No Performance Award shall be distributed to a Participant whose employment is terminated by reason of Dismissal for Cause.

Section 11. Nonassignability.

  No Performance Award granted to a Participant under the Plan shall be assignable or transferable, except by will or by the laws of descent and distribution.

Section 12. Change in Control.

  Upon the occurrence of a Change in Control, any Participant who is a employee on the date of such change shall be deemed to have fully earned his or her Performance Award for the Plan Year, unless the Committee determines otherwise, and subject to any applicable contractual arrangements between the Company and the Participant. Performance Awards payable under this Section 12 shall be paid in cash to the Participant as soon as practicable following the effective date of the Change in Control.

Section 13. Effective Date and Term of Plan.

  The Plan shall be effective as of January 1, 1996, subject to approval by the stockholders of the Company of a majority of the votes cast on the issue. Abstentions will not be counted as voting unless otherwise required by applicable state law. The Plan shall continue from year to year until terminated by the Board.

Section 14. Amendment of the Plan.

  The Board may amend, modify or terminate the Plan at any time and from time to time. Notwithstanding the foregoing, no such amendment, modification or termination shall affect the payment of a Performance Award for a Plan Year already ended.

Section 15. General Provisions.

  15.1 Unfunded Plan. The Plan shall be an unfunded incentive compensation arrangement for a select group of key management employees of the Company. Nothing contained in the Plan, and no action taken pursuant to the Plan, shall create or be construed to create a trust of any kind. A Participant's right to receive a Performance Award shall be no greater than the right of an unsecured general creditor of the Company. All Performance Awards shall be paid from the general funds of the Company, and no segregation of assets shall be made to ensure payment of Performance Awards.

  15.2 Governing Law. The Plan shall be interpreted, construed and administered in accordance with the laws of the state of New York, without giving effect to principles of conflict of laws.

  15.3 Section Headings. The section headings contained in the Plan are for purposes of convenience only and are not intended to define or limit the contents of the Plan's sections.

  15.4 Effect on Employment. Nothing contained in the Plan shall affect or be construed as affecting the terms of employment of any Eligible Employee except as expressly provided in the Plan. Nothing in the Plan shall affect or be construed as affecting the right of the Company to terminate the employment of an Eligible Employee at any time for any reason, with or without cause.

  15.5 Successors. All obligations of the Company with respect to Performance Awards granted under the Plan shall be binding upon any successor to the Company, whether such successor is the result of an acquisition of stock or assets of the Company, a merger, a consolidation or otherwise.

  15.6 Withholding of Taxes. The Company shall deduct from each Performance Award the amount of any taxes required to be withheld by any governmental authority.

  15.7 Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Common Stock of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee shall appropriately adjust the number of shares of Common Stock awardable as restricted stock under Section 4.1 hereof and the maximum number of shares of Common Stock specified in Section 2(k) hereof.

  In Witness Whereof, MCI Communications Corporation has caused this Plan to
be executed this    day of       , 199 .

                                          MCI Communications Corporation


                                          _____________________________________
                                                  Bert C. Roberts, Jr.
                                                        Chairman

Attest


_____________________________________
        C. Bolton-Smith, Jr.
              Secretary

                                                                     APPENDIX B

                                AMENDMENT NO. 2
                     TO THE MCI COMMUNICATIONS CORPORATION
                               STOCK OPTION PLAN

  The MCI Communications Corporation Stock Option Plan is hereby amended in the following respects:

1. Section 1.1 is restated in its entirety to read as follows:

  "1.1 Purpose

  The purpose of this Stock Option Plan (the "Plan") is (a) to provide for the officers and key employees of MCI Communications Corporation (the "Company") and its subsidiaries an incentive (i) to join and remain in the employ of the Company and its subsidiaries and (ii) to enhance the Company's long-term performance, and (b) to provide certain outside consultants or advisors to the Company and its subsidiaries with an opportunity to acquire a proprietary interest in the Company in order to align their financial interests with those of the stockholders of the Company."

2. Section 1.2(a)(ii) is restated in its entirety to read as follows:

  "(ii) To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3. To the extent required for compensation realized from awards under the Plan to be deductible by the Company pursuant to section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the members of the Committee shall be "outside directors" within the meaning of section 162(m)."

3. Section 1.3 is restated in its entirety to read as follows:

  "1.3 Eligibility for Awards

  Awards under the Plan may be made to such officers and executive, managerial, administrative or professional employees ("key employees") of the Company or its subsidiaries (including members of the board of directors who are also key employees of the Company or its subsidiaries) and to such natural persons who are consultants or advisors to the Company or its subsidiaries ("eligible non-employees") (collectively, together with key employees, "grantees") as the Committee shall in its sole discretion select; provided, however, that members of the Company's board of directors who are not employees shall not be eligible for awards under this Plan."

4. Section 1.6(d) is restated in its entirety to read as follows:

  "(d) The term "optionee" means any grantee who has been granted an award under the Plan."

5. A new Section 1.6(g) is added to read as follows:

  "(g) The term "termination of employment" means (i) with respect to a key employee, that the employment of such person by the Company and its subsidiaries has terminated for any reason (including death), and (ii) with respect to an eligible non-employee (other than one hired as an employee coincident with the termination of his consulting or advisory services), that such person no longer provides consulting or advisory services to the Company or any of its subsidiaries and that there is no contract or agreement in effect for the provision of such services. The Committee in its discretion may determine (x) whether any leave of absence constitutes a termination of employment for purposes of the Plan, (y) whether a termination of employment has not occurred upon a grantee's transfer to employment with a joint venture or subsidiary of the Company in which the Company's ownership is less than the share described in Section 1.6(e), and (z) the impact, if any, of such a leave of absence, transfer or other temporary interruption in employment on awards theretofore made under the Plan."

6. Section 2.1(d) is restated in its entirety to read as follows:

  "(d) The maximum number of shares of Common Stock with respect to which options may be granted to any individual grantee in any calendar year shall be 400,000."

7. Section 2.4(c) is restated in its entirety to read as follows:

  "(c) Any written notice of exercise of an option shall be accompanied by payment of the full purchase price for the shares being purchased. Payment may be made (i) by cashier's or certified check payable to the Company, or (ii) by delivery of certificate(s), duly endorsed to the Company, representing shares of Common Stock with a fair market value on the date of receipt by the Company of the notice of exercise equal to part or all of the purchase price, together with a cashier's or certified check for any balance due to the Company, or
(iii) at the discretion of the Committee and to the extent permitted by law, by such other provision, as the Committee may from time to time prescribe. The Company shall deliver to the optionee certificate(s) for shares of Common Stock issuable upon exercise of an option as soon as practicable after receipt of payment for such shares; provided, that if the method of payment employed by the optionee so requires, the optionee may direct the Company to deliver the certificates to the optionee's stockbroker. In addition, if an optionee's transactions are not subject to Section 16b of the Act, upon exercise of nonqualified stock options, the optionee may direct the Company to issue shares of Common Stock to family members, trusts or charities."

8. Section 2.4 is amended by adding a Section 2.4(d) to read as follows:

  "(d) No option shall be exercisable after its expiration date."

9. Section 2.5(a) is amended by changing the word "Company" in the first sentence thereof to read "Committee."

10. Sections 2.8(a), (c) and (d) are restated in their entirety to read as follows:

  "(a) Except as otherwise provided in this Section 2.8, all awards granted to a grantee shall terminate upon his termination of employment for any reason (including death).

  (c) If a key employee retires after attaining age 65, or before age 65 but after attaining age 62 and having been credited with at least five years of service with the Company and its subsidiaries ("retirement"), and provided that no event has occurred which could give rise to a Dismissal for Cause, such key employee's options shall become fully exercisable and may be exercised, in whole or in part, until the first anniversary of the key employee's retirement. However, to the extent required for compliance with the rules under Section 16 of the Act, such an option shall not become exercisable until outstanding for six months.

  (d) If a grantee's employment terminates for any reason other than death, disability or retirement, any award that he is entitled to exercise under the terms of paragraph (b) above must be exercised within three months following termination of employment. In the event that a grantee dies while employed by the Company or a subsidiary, or during the three months after his employment terminates for any reason other than Dismissal for Cause, any award granted to him under the Plan which is exercisable pursuant to (b) above may be exercised within one year after his death by the administrators or executors of his estate or by the person or persons to whom his rights under the award shall have passed by will or by the applicable laws of descent or distribution. If a grantee terminates due to disability within the meaning of section 22(e)(3) of the Code, such award may be exercised within one year of his termination of employment. Any such exercise following disability may be made only by the grantee or his personal representative."

11. Section 3.1 (iv) is restated in its entirety to read as follows:

  "(iv) permit any option to be exercisable less than one year after the date of grant, except in the case of a key employee's retirement as described in
Section 2.8(c)."

12. Every Section of the Plan in which the term "employee" or "key employee" appears, other than Section 2.1(b), Section 3.6 and the Sections amended by the foregoing provisions of this Amendment No. 2, is amended by replacing such term with the term "grantee."

13. Every Section of the Plan in which a reference to Internal Revenue Code section 422A appears is amended by replacing such reference with a reference to Internal Revenue Code section 422.

  In Witness Whereof, MCI COMMUNICATIONS CORPORATION has caused this Amendment No. 2 to be executed and attested by its duly authorized officers and its
corporate seal to be affixed hereto this    day of       , 1996.

                                          MCI Communications Corporation


                                          _____________________________________
                                                  Bert C. Roberts, Jr.
                                                        Chairman

Attest


_____________________________________
        C. Bolton-Smith, Jr.
              Secretary

                                                                     APPENDIX C

                               AMENDMENT NO. 2
                    TO THE MCI COMMUNICATIONS CORPORATION
                           1990 STOCK PURCHASE PLAN

  The MCI Communications Corporation 1990 Stock Purchase Plan is hereby amended as follows:

1. Paragraph 7 is hereby restated in its entirety to read:

  "7. Option Price. A Base Option Price shall be established for all participants as follows: Subject to the provision set forth in paragraph 8 to the effect that only full shares of Common Stock may be purchased, and subject also to the provisions of paragraph 11 with regard to recommencement of participation, the Base Option Price for (i) an eligible employee on the effective date of an Offer shall be 85% of the fair market value of a share of Common Stock on the effective date of the Offer, (ii) an employee who becomes eligible to participate in the Plan during the term of the Offer shall be the greater of (a) the Base Option Price applicable on the effective date of the Offer (calculated as provided in (i) above), or (b) 85% of the fair market value of a share of Common Stock on the date such employee becomes eligible under the Plan. The option price at which shares of Common Stock may be purchased under any option granted under the Plan is the lesser of (x) the applicable Base Option Price, or (y) 85% of the fair market value of a share of Common Stock on the date Common Stock is purchased pursuant to options granted under the Plan (the "Alternative Option Price")."

2. Paragraph 9 is hereby restated in its entirety to read:

  "9. Number of Shares Offered. The maximum number of shares of Common Stock that may be purchased under the Plan is 56,000,000. Such shares may be treasury shares or authorized and unissued shares as the Committee may determine in its discretion."

  In Witness Whereof, MCI COMMUNICATIONS CORPORATION has caused this Amendment No. 2 to be executed and attested by its duly authorized officers and its
corporate seal to be affixed hereto as of this    day of       , 199 .

                                          MCI Communications Corporation


                                          _____________________________________
                                                  Bert C. Roberts, Jr.
                                                        Chairman

Attest


_____________________________________
        C. Bolton-Smith, Jr.
              Secretary

                                                                     APPENDIX D

                                AMENDMENT NO. 1
                     TO THE MCI COMMUNICATIONS CORPORATION
                       1988 DIRECTORS' STOCK OPTION PLAN

  The MCI Communications Corporation 1988 Directors' Stock Option Plan is hereby amended as follows:

1. Section 1.4(b)(i) is hereby restated in its entirety to read:

  "Subject to Section 3.4, the aggregate number of shares of Common Stock which may be issued pursuant to options under the Plan shall not exceed 2,000,000."

2. Section 2.2(b) is hereby restated in its entirety to read:

  "(b) Any written notice of exercise of an option shall be accompanied by payment of the full option exercise price for the shares being purchased. Payment may be made (i) by cashier's or certified check payable to the Company, (ii) by delivery of certificate(s), duly endorsed to the Company, representing shares of Common Stock with a fair market value on the date of receipt by the Company of the notice of exercise, equal to or less than the option exercise price, together with a cashier's or certified check for any balance due to the Company, or (iii) at the discretion of the Committee and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Committee may from time to time prescribe. The Company shall deliver to the optionee certificate(s) for shares of Common Stock issuable upon exercise of an option as soon as practicable after receipt of such payment for such shares."

3. Section 3.10(b) is hereby restated in its entirety to read:

  "(b) The Plan shall terminate on April 25, 2006, and no awards shall thereafter be made under the Plan, unless the Plan is approved for renewal by the Company's stockholders. Notwithstanding the foregoing, all awards made under the Plan prior to such date shall remain in effect until such awards have been exercised or terminated in accordance with the terms and provisions of the Plan."

  In Witness Whereof, MCI COMMUNICATIONS CORPORATION has caused this Amendment No. 1 to be executed and attested by its duly authorized officers and its
corporate seal to be affixed hereto as of this     day of    , 199 .

                                          MCI Communications Corporation


                                          _____________________________________
                                                  Bert C. Roberts, Jr.
                                                        Chairman

Attest


_____________________________________
        C. Bolton-Smith, Jr.
              Secretary

                        MCI COMMUNICATIONS CORPORATION
                               STOCK OPTION PLAN


                                   ARTICLE I
                                    GENERAL



1.1   Purpose
      -------

      The purpose of this Stock Option Plan (the "Plan") is to provide for the officers and key employees of MCI Communications Corporation (the "Company") and its subsidiaries an incentive (i) to join and remain in the employ of the Company and its subsidiaries and (ii) to enhance the Company's long-term performance.

1.2   Administration
      --------------

      (a)(i) The Plan shall be administered by the Compensation Committee, which shall consist of not less than three directors of the Company (the "Committee"). The members of the Committee shall be appointed by, and may be changed from time to time in the discretion of, the board of directors of the Company.

      (ii) Each person who shall serve as a member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-(3)(d)(3) promulgated under the Securities Exchange Act of 1934 (the "Act"), as amended.

      (b) The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Plan agreement executed pursuant to Section 2.7, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, (vi) to amend the Plan to reflect changes in applicable law or to adopt additional rules, procedures or methods of exercise as permitted by law and deemed necessary or convenient to the administration of the Plan, and (vii) to otherwise administer the Plan in any manner consistent with the rules, regulations and other pronouncements issued from time to time under Section 16 of the Act.

      (c) The determination of the Committee on all matters relating to the Plan or any Plan agreement shall be conclusive.

      (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

1.3   Employees Eligible for Awards
      -----------------------------

      Awards under the Plan may be made to such officers and executive, managerial, administrative or professional employees ("key employees") of the Company or its subsidiaries (including directors who are also key employees of the Company or its subsidiaries) as the Committee shall in its sole discretion select.

1.4   Types of Awards Under the Plan
      ------------------------------

      Awards may be made under the Plan in the form of stock options ("options"), stock appreciation rights, restricted stock, and performance shares, and other awards as may be permitted under the Plan from time to time, all as more fully set forth in Article II.

1.5   Shares Available for Awards
      ---------------------------

      (a) Shares of stock that shall be issuable pursuant to awards under the Plan shall be authorized and unissued or treasury shares of the Common Stock of the Company as constituted on the effective date of the Plan ("Common Stock"), and any other shares into which such Common Stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

      (b)(i) Subject to Section 3.5, the total number of shares of Common Stock which may be issued pursuant to awards under the Plan shall not exceed an amount equal to 25,000,000 plus an increase as of January 1, 1993 and each January 1 thereafter up to 5% of the number of shares of Common Stock outstanding at each such date, as may be specifically reserved by the board of directors annually. No more than 17,000,000 shares of Common Stock shall be issued pursuant to incentive stock options.

      (ii) As of the date of the termination, cancellation or expiration of any option or other award under the Plan, or as of the date of the exercise of such award, any shares of Common Stock subject thereto which shall not have been issued pursuant to such option or award, shall again become available for the purposes of the Plan. In addition, if payment upon the exercise of a stock option is made in whole or in part by the tender of shares, such tendered shares shall become available for issuance under the Plan.

      (iii) For the purposes of Section 1.5(b)(i), in addition to shares of Common Stock actually issued pursuant to options, there shall be deemed to have been issued pursuant to options a number of shares of Common Stock equal to the number of shares of Common Stock in respect of which stock appreciation rights shall have been exercised.

1.6   Definitions of Certain Terms
      ----------------------------

      (a) The term "affiliate" means any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, (i) controls the Company or (ii) is controlled by or is under common control with the Company.

      (b) The term "award(s)" means incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, performance shares and any other stock based awards permitted by the Plan.

      (c) The term "fair market value" as of any date and in respect of any share of Common Stock means the closing price of the Common Stock as reported by the National Association of Securities Dealers through its Automated Quotation System on such date, or, if the Common Stock is quoted on a national securities exchange, the last sales price regular way in the consolidated trading system for securities listed or admitted to trading on such national securities exchange on the relevant date, or, if no quotations shall have been made on such relevant date, on the next preceding day on which there were quotations; provided, that if no such quotations shall have been made within the 10 business days preceding such relevant date, or if deemed appropriate by the Committee for any other reason, the fair market value of shares of Common Stock shall be as determined by the Committee. In no event shall the fair market value of any share of Common Stock be less than its par value.

      (d) The term "optionee" means any key employee who has been granted an option under the Plan.

      (e) The term "subsidiary" as used herein means any corporation of which, at the time of reference, 50% or more of the shares entitled to vote generally in an election of directors are owned directly or indirectly by the Company or any subsidiary.

      (f) The term "incentive stock option" means an option that is intended to qualify for special Federal income tax treatment pursuant to Sections 421 and 422A of the Internal Revenue Code of 1986, as amended (the "Code"), and which is thus designated in the applicable Plan agreement. Any option that is not designated in the applicable Plan agreement as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a "nonqualified stock option."

                                  ARTICLE II
                   STOCK OPTIONS, STOCK APPRECIATION RIGHTS,
                    RESTRICTED STOCK AND PERFORMANCE SHARES

2.1   Grant of Stock Options
      ----------------------

      (a) The Committee may grant options under the Plan to purchase shares of Common Stock to such key employees, and in such amounts and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the provisions of this Plan. The Committee may award options which are incentive stock options or nonqualified stock options.

      (b) Subject to the limitation of Section 1.5(b)(i), the Committee may grant one or more incentive stock options to any key employee, provided, to the extent that the aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are first exercisable by an employee during any calendar year shall exceed $100,000, or such other limit as may be established from time to time under
Section 422A of the Code, such options shall be treated as options which are not incentive stock options.

      (c) In applying the provisions of Section 2.1(b), there shall be taken into account solely incentive stock options granted after December 31, 1986 to the optionee under this Plan and under all other stock option plans of the Company and any subsidiary corporation thereof.

      (d) Subject to the limitation of Section 1.5(b)(i), no annual limit shall apply to the number or value of shares with respect to which the Committee may grant nonqualified stock options.

2.2   Grant of Stock Appreciation Rights
      ----------------------------------

      (a) The Committee may grant a stock appreciation right in connection with all or any part of an option granted under the Plan, either at the time the related option is granted or at any time thereafter prior to the exercise, termination or cancellation of such option, on such terms and conditions as the Committee shall from time to time determine. The grantee of a stock appreciation right shall, subject to the terms and conditions of the Plan and the applicable Plan agreement, have the right to seek to exercise such stock appreciation right by surrender to the Company for cancellation all or a portion of the related option granted under the Plan, but only to the extent that such option is then exercisable. The grantee shall be paid therefor an amount equal to all or a portion of the excess (if any) of (i) the aggregate fair market value of the shares of Common Stock subject to the option or portion thereof surrendered (determined as of the date of exercise of such stock appreciation right) over (ii) the aggregate option exercise price of the shares subject to the option or portion thereof surrendered. Payment due upon exercise of a stock appreciation right shall be made (i) in cash, (ii) in Common Stock (valued at the fair market value thereof as of the date of exercise), or (iii) partly in cash and partly in Common Stock, all as determined by the Committee in its sole discretion. In the event that the Committee shall determine to make such payment, in whole or in part, in Common Stock, no fractional shares of Common Stock shall be issued and no payments shall be made in lieu of fractional shares.

      (b) Upon exercise of a stock appreciation right, the number of shares subject to the related option shall be reduced by an amount equal to the number of shares of Common Stock in respect of which the stock appreciation right has been exercised.

2.3   Term of Options and Stock Appreciation Rights

      (a) Each Plan agreement with respect to an option shall set forth the period during which the option evidenced thereby shall be exercisable, whether in whole or in part, such periods to be determined by the Committee in its discretion; provided, that notwithstanding the foregoing or any other provision of the Plan other than Section 3.11, no option shall be exercisable prior to the first anniversary of the date of grant, nor shall an incentive stock option be exercisable more than 10 years after the date of grant.

      (b) Subject to the terms and conditions of the Plan and any restrictions imposed by the applicable Plan agreement, a stock appreciation right shall be exercisable at any time during the period in which the related option may be exercised.

2.4   Exercise of Options and Stock Appreciation Rights

      (a) Subject to the provisions of Section 3.4, an option or stock appreciation right granted under the Plan may be exercised from time to time as to all or part of the shares as to which such option or stock appreciation right shall then be exercisable; provided that-

        (i) the Committee may at any time and from time to time, whether before or after the exercise or purported exercise of any stock appreciation right, determine in its sole discretion that the election to exercise such stock appreciation right may be made only during such period(s), if any, as the Committee may determine; and

        (ii) during the 60 day period following the exercise or purported exercise of any stock appreciation right, the Committee shall, in its sole discretion, either (A) consent in writing to the election to exercise such stock appreciation right (in which event such stock appreciation right shall be deemed to have been validly exercised as of the date such election was made), or (B) disapprove of such election (in which event the purported exercise of such stock appreciation right shall be void and of no effect). The Committee shall be deemed to have disapproved of any such election if it shall not have consented thereto as of the end of the said 60 day period.

      (b) An option or stock appreciation right shall be exercised by the filing of a written notice of exercise with the Company, on such form and in such a manner as the Committee shall in its sole discretion prescribe.

      (c) Any written notice of exercise of an option shall be accompanied by payment of the full purchase price for the shares being purchased. Payment may be made (i) by cashier's or certified check payable to the Company, or (ii) if the terms of the applicable Plan agreement so provide, by delivery of certificate(s), duly endorsed to the Company, representing shares of Common Stock with a fair market value on the date of receipt by the Company of the notice of exercise equal to part or all of the purchase price, together with a cashier's or certified check for any balance due to the Company, or (iii) at the discretion of the Committee and to the extent permitted by law, by such other provision, as the Committee may from time to time prescribe. The Company shall deliver to the optionee certificate(s) for shares of Common Stock issuable upon exercise of an option as soon as practicable after receipt of payment for such shares; provided, that if the method of payment employed by the optionee so requires, the optionee may direct the Company to deliver the certificate to the optionee's stockbroker. In addition, if an optionee's transactions are not subject to Section 16b of the Act, upon exercise of nonqualified stock options, the optionee may direct the Company to issue shares of Common Stock to family members, trusts or charities. Notwithstanding any other provision of this subsection (c), no optionee shall be permitted to make payment by delivery of shares more frequently than once in any 90 day period.

2.5   Grant of Restricted Stock
      -------------------------

      (a) The Committee may grant a restricted stock award entitling the recipient to acquire shares of the Company's Common Stock for a purchase price determined by the Company, but at least equal to its par value, subject to such conditions, as the Committee may determine at the time of grant. Restricted stock awards may be made independently or in connection with any other award under the Plan. A key employee who is granted a restricted stock award shall have no rights with respect to such award unless the key employee shall have accepted the award within 60 days (or such shorter period as the Committee may specify) following the award date by making payment to the Company by cashier's or certified check in an amount equal to the specified purchase price of the shares covered by the award and by executing a Plan agreement in such form as the Committee shall determine.

      (b) As soon as practicable after an employee accepts a restricted stock award, the Company shall issue a certificate for the shares of Common Stock subject thereto, and the recipient shall thereupon have all the rights of a stockholder with respect to the restricted stock including voting and dividend rights, subject to the nontransferability restrictions and Company repurchase rights described in (c) below, and subject to any other conditions contained in the applicable Plan agreement. Unless the Committee shall otherwise determine, certificates evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified under the applicable Plan agreement.

      (c) Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of the termination of the holder's employment by the Company and its subsidiaries for any reason, such shares shall be offered for resale to the Company at their purchase price, except as set forth below.

        (i) The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock and the obligation to offer such shares for resale to the Company shall lapse. The Committee at any time may accelerate such date or dates and otherwise waive or amend any conditions of the award.

        (ii) Except as may otherwise be provided in the applicable Plan agreement, the Company's right of repurchase shall expire not later than one hundred and twenty (120) days following the termination of employment of the holder of the restricted stock.

2.6   Performance Shares
      ------------------

      (a) The Committee may grant a performance share award entitling the recipient to acquire cash or shares of Common Stock, or a combination of cash and Common Stock, upon the attainment of specified performance requirements.
The Committee in its sole discretion shall determine whether and to whom performance share awards shall be made, the performance requirements applicable under each such award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the award. Performance shares may be awarded independently of or in connection with the granting of any other award under the Plan. A key employee shall have no rights with respect to a performance share award unless the key employee shall have accepted the award by executing and delivering to the Company a Plan agreement at such time and in such form as the Committee shall determine.

      (b) The recipient of a performance share award will have the rights of a stockholder only as to shares for which a certificate has been issued pursuant to the award and not with respect to any other shares subject to the award. A key employee shall be entitled to receive a certificate evidencing shares of Common Stock under a performance share award only upon satisfaction of all conditions therefor specified in the applicable Plan agreement and in any amendments thereto pursuant to (e) below.

      (c) Except as may otherwise be provided by the Committee at any time prior to termination of employment, the rights of a recipient under a performance share award shall automatically terminate upon the recipient's termination of employment by the Company and its subsidiaries for any reason (including death).

      (d) At any time prior to the key employee's termination of employment by the Company and its subsidiaries, the Committee may in its sole discretion amend any Plan agreement to accelerate, waive, or amend any or all of the goals, restrictions or conditions imposed under any performance share award.

      (e) At the discretion of the Committee, the applicable Plan agreement may set out the procedures to be followed in exercising a performance share award or it may provide that payment under a performance share shall be made, upon satisfaction of the applicable performance goals, without exercise by the key employee. Except as otherwise specified by the Committee, (i) a performance share award granted in tandem with a stock option may be exercised only while the stock option is exercisable, and (ii) the exercise of a performance share award granted in tandem with any award shall reduce the number of shares subject to the related award in the manner specified in the Plan agreement.

2.7   Agreements Evidencing Awards under the Plan
      -------------------------------------------

      (a) Awards granted under the Plan shall be evidenced by written agreements ("Plan agreements") which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable.

2.8   Termination of Employment or Death or Disability
      ------------------------------------------------

      (a) All awards granted to a key employee shall terminate upon his termination of employment for any reason (including death). A key employee shall be deemed to have terminated employment when he ceases to be employed by the Company or any of its subsidiaries. The Committee may in its discretion determine (i) whether any leave of absence constitutes a termination of employment within the meaning of the Plan, and (ii) the impact, if any, of any such leave of absence on awards theretofore made under the Plan.

      (b) If a key employee's employment terminates for any reason other than Dismissal for Cause as set forth in paragraph (e) below, or retirement as set forth in paragraph (e) below, such key employee may exercise, during the period set forth in paragraph (d) any award granted to him under the Plan, to the extent that he was entitled to exercise such award on the date his employment terminated. If any portion of an option is not then exercisable, the key employee may exercise that portion of the option scheduled to become exercisable upon the next anniversary of the date of grant multiplied by a fraction, the numerator of which is equal to the number of full calendar months from the prior anniversary of the date of grant to the date of termination of employment, and the denominator of which is twelve. No option shall be exercisable prior to the first anniversary of the date of grant.

      (c) If a key employee retires at age 65 or any later age, and provided that no event has occurred which could give rise to a Dismissal for Cause, each of such key employee's options which have been outstanding at least one year shall become fully exercisable, in whole or in part, to the extent not previously exercised.

      (d) If a key employee's employment terminates for any reason, other than death or disability, any award that he is entitled to exercise under the terms of paragraph (b) and (c) above must be exercised within three months following termination of employment. In the event that a key employee dies while employed by the Company or a subsidiary, or during the three months after his employment terminates for any reason other than Dismissal for Cause, any award granted to such key employee under the Plan which is exercisable pursuant to (b) and (c) above, may be exercised within one year after his death by the administrators or executors of his estate or by the person or persons to whom the key employee's rights under the award shall have passed by will or by the applicable laws of descent or distribution. If a key employee's employment terminates due to disability within the meaning of Section 22(e)(3) of the Code, such award may be exercised within one year of his termination of employment. Any such exercise following disability may be made only by such key employee or his personal representative.

      (e) Notwithstanding any other provision of this Plan, in the event a key employee's employment is terminated by reason of Dismissal for Cause, all awards granted to him under the Plan shall expire on the day immediately preceding the date of termination of employment, and shall as of such day no longer be exercisable to any extent whatsoever. "Dismissal for Cause" means termination of employment for (a) theft or embezzlement of the property of the Company or any of its subsidiaries; (b) fraud or other wrongdoing against the Company or any of its subsidiaries; (c) a conviction of a crime of moral turpitude; (d) receipt of consideration or acceptance of benefits from, or the participation in business activities with, persons doing business with the Company or any of its subsidiaries or an affiliate, in violation of the business ethics policy of the Company; (e) malicious destruction of the property of the Company or any of its subsidiaries; (f) improper disclosure of trade secrets of the Company or any of its subsidiaries; (g) actively engaging in or working for a business in direct competition with the Company or any of its subsidiaries while employed by the Company or one of its subsidiaries; or (h) such other reason as the Committee may determine. The Company shall determine whether a termination of employment has occurred by reason of Dismissal for Cause, and shall notify the Committee of such a determination.

      (f) The provisions of this Section 2.8 shall not supersede or modify any provisions to the contrary in the key employee's Plan agreement, or any of the provisions of Sections 2.5 and 2.6.

2.9   Compensation in Lieu of Exercise
      --------------------------------

      (a) Upon written application of an optionee who is an officer subject to
Section 16(b) of the Act and if such
application is made during a "window period," the Company may, with the approval of the Committee, substitute for the exercise of an option, compensation to the optionee not in excess of the difference between the option price and average closing market value, as defined in paragraph (b) below, of the shares covered by such written application. Such compensation may be in cash, in Common Stock or both, all as the Committee shall determine in its sole discretion. In the event compensation is substituted pursuant to this Section 2.9 for the exercise, in whole or in part, of an option, the number of shares subject to the option shall be reduced by the number of shares for which such compensation is substituted.

      (b) The "average closing market value" of the Company's Common Stock shall be the average of the daily closing prices as listed by the NASDAQ-NMS during the "window period" in which the petition pursuant to paragraph (a) is made.
The "window period" is the 10 business days beginning on the third day following release of the Company's quarterly or annual summary statement of earnings, as set forth in Rule 16b-3 promulgated under the Act.


                                  ARTICLE III
                                 MISCELLANEOUS


3.1   Amendment of the Plan; Modification of Awards
      ---------------------------------------------

      (a) The board of directors of the Company may from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall materially impair any rights or increase any obligations under any award theretofore made under the Plan without the consent of the person to whom such award was made (or, if the such person has died, the person or persons to whom his rights under the award have passed pursuant to
Section 3.3).  Furthermore, except as and to the extent otherwise permitted by
Section 3.5 or 3.11, no such amendment shall without shareholder approval:

        (i) increase, beyond the amounts set forth in Section 1.5, the number of shares which may be issued pursuant to awards;

        (ii) change the designation in Section 1.3 of the class of persons eligible to receive awards under the Plan;

        (iii) provide for the grant of options having an option exercise price per share less than the fair market value of a share of Common Stock on the date of grant;

        (iv) permit any option to be exercisable less than one year after the date of grant.

      (b) The Committee may, in its sole discretion, offer to a key employee (or the person or persons to whom his rights under the award have passed pursuant to
Section 3.3) an opportunity to surrender an award for cancellation in exchange for the grant of a new award under the Plan, subject to the terms and conditions of the Plan.

3.2   Restrictions
      ------------

      (a) If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, in the event that (i) the Committee shall be entitled under the Plan to make any payment in cash, Common Stock or both and (ii) the Committee shall determine that a Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms, then the Committee shall be entitled to determine not to make any payment whatsoever until such Consent shall have been obtained in the manner aforesaid.

      (b) The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the optionee or grantee with respect to the disposition of shares of Common Stock, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

3.3   Nonassignability
      ----------------

      No award or right granted to any key employee under the Plan or under any Plan agreement shall be assignable or transferable, except by will or by the laws of descent and distribution. During the life of the key employee, all rights granted to the key employee under the Plan or under any Plan agreement shall be exercisable only by him or by his guardian or legal representative.

3.4   Withholding Taxes
      -----------------

      Whenever under the Plan shares of Common Stock are to be transferred or payment is to be made to a key employee, the Company shall be entitled to require as a condition of transfer or payment that the key employee remit an amount sufficient in the Company's opinion, to satisfy all FICA, federal and other withholding tax requirements related thereto. The Company shall be entitled to deduct such amount from any cash payment. With the approval of the Committee, which shall be given in its sole discretion, the key employee may satisfy the foregoing condition by electing to have the Company withhold shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their fair market value on the date as of which the amount of tax to be withheld is determined (the "Tax Date"), except that shares received pursuant to Section 2.9 shall be valued as set forth therein. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares for which an award may be made. Such an election by a key employee whose transactions in the Common Stock of the Company are subject to Section 16(b) of the Act, shall to the extent required thereunder, (i) be irrevocable, (ii) be made no sooner than six months after the grant of the award with respect to which the election is made (except that this limitation will not apply in the event of the key employee's disability during such six-month period), and (iii) be made at least six months prior to the Tax Date, or be made prior to the Tax Date in a "window period". If the Tax Date of such a key employee making such an election is deferred for six months after the date of exercise of the award, the full number of shares for which the exercise is made shall be delivered to him, but he shall be unconditionally obligated to surrender to the Company the number of shares necessary to satisfy the income tax withholding obligation on the Tax Date.

3.5   Adjustments Upon Changes in Capitalization
      ------------------------------------------

      In the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee shall appropriately adjust the number of shares of Common Stock which may be issued pursuant to awards under the Plan, the number of shares of Common Stock subject to awards theretofore granted under the Plan (including restricted stock), the exercise price of awards theretofore granted under the Plan, and any and all other matters deemed appropriate by the Committee.

3.6   Right of Discharge Reserved
      ---------------------------

      Nothing in the Plan or in any Plan agreement shall confer upon any officer or employee the right to continue in the employment of the Company or any of its subsidiaries or affect any right which the Company or any of its subsidiaries may have to terminate the employment of such officer or employee.

3.7   No Rights as a Stockholder
      --------------------------

      No person shall have any of the rights of a stockholder of the Company with respect to shares subject to an award until the issuance of a stock certificate for such shares in his name. Except as provided in Sections 2.5 (b) and 2.6(b), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

3.8   Nature of Payments
      ------------------

      (a) Any and all payments of shares of Common Stock or cash hereunder shall be granted, issued or paid in consideration of services performed for the Company or for its subsidiaries by the key employee.

      (b) All such grants, issuances and payments shall constitute a special incentive payment to the key employee and shall not, unless otherwise determined by the Committee, be taken into account in computing the amount of salary or regular compensation of the optionee for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or any subsidiary or (ii) any agreement between the Company or any subsidiary and the key employee.

3.9   Non-Uniform Determinations
      --------------------------

      The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (i) the officers and key employees to receive awards under the Plan, (ii) the terms and provisions of awards under the Plan, (iii) the grant or the withholding by the Committee of its consent to the exercise of stock appreciation rights (pursuant to Section 2.4(a)), and (iv) the treatment of leaves of absence (pursuant to
Section 2.8(a)).

3.10  Other Payments or Awards
      ------------------------

      Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company, any subsidiary or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.11  Reorganization
      --------------

      (a) In the event that the Company is merged or consolidated with another corporation and (i) the Company is not the surviving corporation or (ii) the Company is the surviving corporation and there is any change in the shares of Common Stock by reason of such merger or consolidation, or in the event of the reorganization or liquidation of the Company (each such event being hereinafter referred to as a "Reorganization Event"), or in the event that the board of directors of the Company shall propose that the Company enter into a Reorganization Event, then the Committee may in its discretion take any or all of the following actions:

        (i) by written notice to each key employee, provide that awards will be terminated unless exercised within 30 days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice; and

        (ii) advance the dates upon which any or all outstanding awards shall be exercisable.

      (b) Notwithstanding the provisions of paragraph (a) above and Section 2.3(a), upon commencement of tender offer under the Act and the rules and regulations promulgated thereunder for more than 30% of the Company's voting stock by a third party business entity or by a related group of entities, vesting of awards shall be automatically accelerated such that any outstanding awards shall become 100% vested.

      (c) Wherever deemed appropriate by the Committee, any action referred to in Section 3.11(a) or (b) may be made conditional upon the consummation of the applicable event.

      (d) The Committee may grant awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The Committee shall direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate under the circumstances.

3.12  Section Headings
      ----------------

      The Section headings contained herein are for purposes of convenience only and are not intended to define or limit the contents of said Sections.

3.13  Effective Date and Term of Plan
      -------------------------------

      The Plan and any amendment thereto described in Section 3.1(a) shall become effective upon the approval thereof by the affirmative vote of the holders of a majority of the shares of stock of the Company present (in person or by proxy) and entitled to vote at the annual meeting of the stockholders of the Company next following the adoption of the Plan or any such amendment by the board of directors of the Company, or any adjournment of such meeting.

3.14  Governing Law
      -------------

      The Plan shall be interpreted, construed and administered in accordance with the laws of New York, without giving effect to principles of conflict of laws.

                        MCI COMMUNICATIONS CORPORATION
                           1990 STOCK PURCHASE PLAN

     1. Purpose of Plan. The purpose of this plan (the "Plan") is to provide eligible employees who wish to become stockholders of MCI Communications Corporation (the "Company"), or wish to increase their stockholdings in the Company, with a method of doing so which is both convenient and on a basis more favorable than would otherwise be available. It is believed that employee participation in ownership of the Company on this basis will be to the mutual benefit of both the employees and the Company. It is intended that the Plan constitute an "employee stock ownership plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Employees Eligible to Participate. Any employee who has been employed three months or more by the Company or any subsidiary of the Company which adopts the Plan with the consent of the Company (an "Employing Corporation"), is eligible to participate in the Plan. Notwithstanding the foregoing and to the extent permitted by Section 423 of the Code and any rules or regulations promulgated thereunder, if an employee is employed to render services primarily within the jurisdiction of a union and his compensation, hours of work, or conditions of employment are determined by collective bargaining with such union, he shall be deemed an employee for purposes of the Plan, only if the applicable collective bargaining agreement expressly so provides and only to the extent and on the terms and conditions specified in such collective bargaining agreement. An employee shall enter the Plan on the first trading day of the first month following the employee's third month anniversary of employment.
Upon reemployment of a former participant whose employment with the Company or a participating subsidiary is terminated, the former participant will be required to fulfill the eligibility requirements set forth in this paragraph anew. The term "employee" shall not include a non-employee member of the board of directors of an Employing Corporation.

     3. Eligible Compensation. Compensation eligible for payroll deductions shall be base salary and commissions (if any) paid in each payroll period. Eligible compensation does not include overtime, bonuses, severance pay, incentive pay, shift premium differentials, pay in lieu of vacation, imputed income for income tax purposes, patent and award fees, awards and prizes, back pay awards, reimbursement of expenses and living allowances, educational allowances, expense allowances, disability benefits under any insurance program, fringe benefits, deferred compensation, compensation under the Company's stock plans, amounts paid for services as an independent contractor, or any other com pensation excluded by the board of directors in its discretion. Compensation shall be determined before giving effect to any salary reduction agreement pursuant to a qualified cash or deferred arrangement within the meaning of
Section 401(k) of the Code or to any similar reduction agreement pursuant to any cafeteria plan (within the meaning of Section 125 of the Code).

     4. Offer Date. The Compensation Committee (the "Committee") of the Company's board of directors shall determine the date or dates upon which one or more offers ("Offer"/"Offers") shall be made under the Plan. No option granted pursuant to an Offer shall have a term of more than 27 months. In order to participate in an Offer, an eligible employee must sign and forward to the Company a payroll deduction authorization form authorizing regular payroll deductions, which may not exceed the maximum percentage of the employee's eligible compensation per pay period, to be applied toward the purchase of Common Stock pursuant to the Offer. The "maximum percentage" means the percent of eligible compensation available for payroll deductions which shall be specified by the Committee at the beginning of the term of each Offer, which shall not exceed 15%.

     5. Participation. On the effective date of an Offer, each then eligible employee will be granted an option to purchase, through payroll deductions, as many full shares of Common Stock, subject to the limitation hereinafter set forth, as he may with up to the maximum percentage of eligible compensation to be received by him during the term of the Offer. Each employee not then eligible but who becomes eligible to participate in the Plan during the term of the Offer will, as of the first trading day of the month next following the month in which such employee becomes eligible, or as of such date if it is the first trading day of a month, be granted an option to purchase, through payroll deductions, as many full shares of Common Stock, subject to the limitation hereinafter set forth, as he may with up to the maximum percentage of eligible compensation to be received by him during the remainder of the term of the Offer. For purposes of the Plan, a "trading day" is a day on which shares of Common Stock are traded in the over-the-counter market or, if the Common Stock is then listed or admitted to trading on a national securities exchange, on the principal national securities exchange on which the Common Stock is then listed or admitted to trading. Any employee who does not elect to participate within the period for initial enrollment determined by the Committee may subsequently elect to participate, but such an employee shall have a Base Option Price determined as if he had elected to participate within the initial enrollment period, withdrawn from participation, and then elected to recommence participation pursuant to paragraph 11. Each participant in an Offer shall agree to notify the Company of any disposition of shares of Common Stock purchased pursuant to the Plan prior to the expiration of the holding periods set forth in Section 423(a) of the Code. All employees granted options under the Plan shall have the same rights and privileges under the Plan except that the number of shares each participant may purchase will depend upon his compensation and the percentage payroll deduction he authorizes.


     6. Participation Limitations. The maximum number of shares which an employee will be permitted to purchase pursuant to any one Offer will be that number of shares determined by multiplying (i) the amount of the employee's monthly eligible compensation on the date he is first granted an option pursuant to that Offer by (ii) the number of months from such date to the end of the term of the Offer, and by dividing the product of such multiplication by the closing price of a share of Common Stock on the NASDAQ National Market System on such or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Common Stock on such date, or if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten
(10) trading days preceding the applicable date (the "fair market value") of Common Stock on such date. When the foregoing partic ipation limitation is reached, payroll deductions shall cease, and any amount of excess funds as of the date that the participation limitation has been reached shall be returned to the employee. Notwithstanding anything herein to the contrary, no employee shall be permitted to purchase any shares under the Plan if the employee, immediately after the purchase, owns or would own shares (including all shares which may be purchased under outstanding options under the Plan) possessing 5% or more of the total combined voting power or value of all classes of shares of capital stock of the Employing

Corporation or of its parent or subsidiary corporations. For purposes of the foregoing limitation, the rules of Section 425(d) (relating to attribution of stock ownership) of the Code shall apply in determining share ownership, and stock which the employee may purchase under outstanding options shall be treated as stock owned by such employee. Further, if pursuant to the terms of the Plan, an employee would be granted an option that violates Section 423(b)(8) of the Code, such option shall not be granted and in its place the employee shall be granted an option to purchase shares which permits his rights to purchase shares under all stock purchase plans of the Employing Corporation and its parent and subsidiary corporations to accrue at a rate which does not exceed $25,000 of the fair market value of such shares (determined at the time such right to purchase is granted) for each calendar year in which such option is outstanding at any time.

     7. Option Price. Subject to the provision set forth in paragraph 8 to the effect that only full shares of Common Stock may be purchased, and subject also to the provisions of paragraph 11 with regard to recommencement of participation, the option price at which shares of Common Stock may be purchased under any option granted under the Plan is the lesser of (i) 85% of the fair market value of a share of Common Stock on the date of grant of the option (the "Base Option Price"), or (ii) 85% of the fair market value of a share of Common Stock on the date Common Stock is purchased pursuant to options granted under the Plan (the "Alternative Option Price"). In the event that an Offer shall have a term of more than 15 months, the Base Option Price shall be subject to adjustment on the date (the "Revaluation Date") which falls at the midpoint of the interval between the date of the Offer and the end of the term of the Offer. If 85% of the average of the fair market value of a share of Common Stock during a period of twenty trading days ending one month before the Revaluation Date is an option price, then the applicable Base Option Price amount different than the then applicable Base Option Price shall be adjusted to such different amount which shall be and continue to be the then applicable Base Option Price; provided, however, that if such adjustment would result in the adjusted Base Option Price being lower than the initial Base Option Price for any participant, that participant's initial Base Option Price shall remain unchanged.

     8. Exercise of Options. At the end of each payroll period, each participant shall have deducted from his pay the amount authorized. This amount shall be held for the credit of the participant by the Company as part of its general funds and shall not accrue any interest. On the last trading day of each month during the term of the Offer a participant will be deemed to have exercised his option to purchase, at the lower of the then applicable Base Option Price or the Alternative Option Price, that number of full shares of Common Stock which may be purchased with the amount deducted from the participant's compensation during that month and excess funds from the preceding month, if any. The custodian shall receive from the Company, at the applicable option price, as many full shares of Common Stock as may be purchased with the funds received from each participant for that month. The excess of funds not expended in the purchase of whole shares on any particular purchase date will, for each participant, be retained by the custodian and carried forward and applied to the purchase of shares on the next subsequent purchase date. Any excess of funds not expended on the last purchase date will be returned to participants. Upon receipt of the Common Stock so purchased, the custodian will allocate to the credit of each participant the number of full shares of Common Stock, and the amount of such excess funds, to which that participant is entitled. Subject to limitations imposed by the Committee from time to time, a certificate representing the number of shares of Common Stock to which a participant is entitled will be issued to the participant upon written request. Unless otherwise requested, Common Stock purchased under the Plan will be held by and in the name of, or in the name of a nominee of, the custodian for the benefit of each participant, who shall thereafter be a beneficial stockholder of the Company. A participant's rights as a stockholder of record of the Company begin when a stock certificate, evidencing shares of Common Stock registered in his name, is issued.

     9. Number of Shares to be Offered. The maximum number of shares of Common Stock that may be purchased under the Plan is 12,500,000. Such shares may be treasury shares or authorized and unissued shares as the Committee may determine in its discretion.

     10. Administration of the Plan. The Plan shall be administered by the Committee, which shall consist of not less than three directors and shall be appointed from time to time by and shall serve at the pleasure of the Company's board of directors. The Committee may prescribe rules and regulations from time to time for the administration of the Plan and may make decisions relating to questions which may arise with respect to its interpretation or application. The Committee may amend or modify the Plan and may determine the terms and conditions of Offers under the Plan. The Committee may not, however, make any alterations which would materially and adversely affect an option previously granted without the consent of the optionee. Furthermore, the Committee may not increase the maximum number of shares which may be purchased under the Plan either in the aggregate or by an individual employee, or reduce the applicable option price per share, or otherwise make any change or addition which would cause the Plan not to meet the requirements of Section 423(b) of the Code as presently in effect or hereafter amended, or be in compliance with regulations promulgated by the Securities Exchange Commission under Section 16b of the Securities Exchange Act of 1934. The Company reserves the right to modify and/or terminate this Plan at any time.

     11. Withdrawal from Participation. A participant may, at any time and for any reason, by giving written notice of his desire in this regard to the Committee or its designee, elect to withdraw from any further participation in an Offer. The participant withdrawing will, as soon as practicable, but only after stockholder approval of the Plan, receive a certificate representing the number of full shares of Common Stock credited to the participant's account as of the date of withdrawal and a check for any funds credited to his account and not applied toward the purchase of shares as of that date. During the remainder of the term of an Offer, but only once, the employee may recommence his participation in that Offer by executing and delivering to the Company a new payroll deduction authorization form. Recommencement shall begin on the first trading day of the month next following the date on which the Company receives the payroll deduction authorization form, or, if received on the first trading day of a month, that day. The Base Option Price applicable to a recommencing participant shall be the greater of (i) the Base Option Price applicable to that participant had he not withdrawn from participation or (ii) 85% of the fair market value of a share of Common Stock on the recommencement date.

     12. Rights not Transferable. Except for transfers by will or under the laws of descent and distribution, or unless otherwise provided by law, no employee shall have the right to sell, assign, transfer, pledge or otherwise dispose of or encumber either his right to participate in the Plan or his interest in the shares of Common Stock or excess funds accumulated for his benefit and held by the custodian, and such right and interest shall not be liable for or subject to the debts, contracts or liabilities of the employee. If any action is taken by the employee contrary to the provisions of this paragraph 12, or any claim asserted by another party in respect of such right and interest, that action or claim will be treated as notice of withdrawal, and, except as may otherwise be required by law, the provisions of paragraph 11 will apply.

     13. Termination of Employment. In the event of a participant's retirement, death or other termination of employment, no payroll deductions will be made from any compensation then due and owing to such employee at such time, and a certificate representing the number of full shares of Common Stock then credited to the participant's account, and a check for any amount of excess funds contributed as of that date (and not eligible for the purchase of shares) will be issued and delivered to the employee or his representative. Nothing in this Plan shall confer any greater employment rights to any employee of the Company or a subsidiary, and the Employing Corporation hereby reserves the right to terminate any employee's employment with or without notice or cause.

     14. Reorganization. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or any other change in the structure of Common Stock, the Company's board of directors may make such adjustments, if any, as it may deem appropriate in the number, kind and price of shares available for purchase under the Plan, and in the minimum and maximum number of shares which a participant is entitled to purchase.

     15. Approval of Stockholders. The Plan was adopted by the board of directors of the Company on February 21, 1989. Shares of Common Stock of the Company will be available for purchase under this Plan in June 1990 or after the expiration of the 1986 Stock Purchase Plan or at such date designated by the board of directors as the commencement date. No shares of Common Stock will be issued pursuant to the Plan prior to the approval of the Company's stockholders.

     16. Termination of Plan. The Plan and all rights of participants will terminate (a) on the date as of which participants have exercised options to purchase a number of shares equal to or greater than the number of shares then subject to the Plan, or (b) if earlier, the date as of which the Committee or the board of directors of the Company terminates the Plan. Upon termination, all payroll deductions shall cease and all amounts credited to participants' accounts shall be equitably applied to the purchase of the shares then available under the Plan and all funds accumulated under the Plan not utilized to purchase Common Stock will be refunded.

     17. Required Governmental Approvals. The Plan, and all options granted under and other rights inherent in the Plan, are subject to stockholder approval as provided in paragraph 15 and to receipt by the Company of all necessary approvals or consents of governmental agencies which the Company, in its sole discretion, shall deem necessary or advisable. Notwithstanding any other provision of the Plan, all options granted under the Plan and all other rights inherent in the Plan are subject to such termination and/or modification as may be required or advisable in order to obtain any such approval or consent or which, as a result of consequences attaching to any such approval or consent, may be required or advisable in the judgment of the Company's board of directors in order to avoid adverse impact on the Company's overall wage and salary policy.

     18. Gender. Pronouns shall be deemed to include both the masculine and feminine gender and words used in the singular shall be deemed to include both the singular and the plural, unless the context indicates otherwise.

     19. Expenses. Expenses of administering the Plan, including any expenses incurred in connection with the purchase by the Company of shares for sale to participating employees, shall be borne by the Employing Corporations.

     20. Governing Law. All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

                         MCI COMMUNICATIONS CORPORATION
                       1988 DIRECTORS' STOCK OPTION PLAN


                                   ARTICLE I

                                    GENERAL

1.1 Purpose

     The purpose of this 1988 Directors' Stock Option Plan (the "Plan") is to encourage stock ownership by the non-employee directors of MCI Communications Corporation (the "Company") and to provide such directors an incentive (i) to join and remain on the board of directors of the Company, (ii) to maintain and enhance the Company's long-term performance record.

1.2  Administration

     (a)(i) The Plan shall be administered by the board of directors and the Nominating Committee (the "Committee"). The members of the Committee shall be appointed by, and may be changed from time to time in the discretion of, the board of directors of the Company.

       (ii) As required by the Securities Exchange Act of 1934, as amended, no person shall serve as a member of the Committee who is not a "disinterested person" as such term is defined under Rule 16b-3(d)(3) thereto.

     (b) The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Plan agreements executed pursuant to Section 2. 1, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and
(v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

     (c) The determination of the Committee on all matters relating to the Plan or any Option Agreement shall be conclusive.

     (d) No member of the Committee shall be liable for any action, inaction or determination made in good faith with respect to the Plan or any award thereunder.

1.3  Directors Eligible for Awards

     Awards under the Plan may be made to persons who are directors on the date of grant and whoare not eligible to participate under any other Company stock-related plan ("Eligible Director").

1.4  Shares Available for Awards Under Plan

     (a) Shares of stock ("Common Stock") that shall be issuable pursuant to stock options ("options") under the Plan shall be authorized and unissued or treasury shares of the Common Stock of the Company as constituted on the effective date of the Plan, and any other shares into which such Common Stock shall thereafter be changed by reason of recapitalization, merger, consolidation, splitup, combination, exchange of shares or the like.

     (b)(i) Subject to Section 3.4, the aggregate number of shares of Common Stock which may be issued pursuant to options under the Plan shall not exceed 500,000.

     (ii) In the event that, as of the date of the termination or expiration of any option, any shares of Common Stock subject thereto shall not have been issued pursuant to such option, then such shares shall again become available for the purposes of the Plan.

                                   ARTICLE II

                                 STOCK OPTIONS

2.1  Grant of Stock Options; Option Exercise Price and Term of Stock Options

     (a) An option to purchase 20,000 shares of Common Stock (subject to any adjustment pursuant to Section 3.4) shall be granted to each Eligible Director upon the later of (i) adoption of the Plan, or (ii) his becoming an Eligible Director (hereinafter, "initial grant"). Such options shall be nonqualified options subject to the provisions of Section 83 of the Internal Revenue

Code of 1986, as amended (the "Code"). Upon the fifth anniversary of the date of the initial grant, options to purchase an additional 20,000 shares of Common Stock shall be granted to such optionee irrespective of whether the initial options have expired or have been exercised.

     (b) The option exercise price per share of the Common Stock under each option shall be 100% of the last sale price on the date of grant as reported by the National Association of Securities Dealers through their Automated Quotation System, or if no quotations shall have been made on such relevant date, on the next preceding day on which there were quotations. In no event shall the option exercise price of any share of Common Stock under each option be less than its par value.

     (c) Each option granted under the Plan shall have a term of five years and shall be exercisable cumulatively to the extent of 25% of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant.

     (d) Each option granted under the Plan shall be evidenced by an option agreement ("Option Agreement") which shall not be inconsistent with the terms and provisions of the Plan.

     (e) Each Option Agreement shall be similar in form to the agreement attached hereto as Appendix A.

2.2  Exercise of Options

     (a) An option shall be exercised by the filing of a written notice of exercise with the Company, on such form and in such a manner as the Committee shall in its sole discretion prescribe.

     (b) Any written notice of exercise of an option shall be accompanied by payment of the full option exercise price for the shares being purchased. Payment may be made (i) by cashier's or certified check payable to the Company,
(ii) by delivery of certificate(s), duly endorsed to the Company, representing shares of Common Stock with a fair market value on the date of receipt by the Company of the notice of exercise, equal to or less than the option exercise price, together with a cashier's or certified check for any balance due to the Company, or (iii) at the discretion of the Committee and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Committee may from time to time prescribe. The Company shall deliver to the optionee certificate(s) for shares of Common Stock issuable upon exercise of an option as soon as practicable after receipt of such payment for such shares. No optionee shall be permitted to make payment by such delivery of shares more frequently than once in any 90 day period.

2.3  Termination of Employment or Death or Disability

     (a) Except to the extent provided in Section 2.3(b) or (c), all options granted to an optionee (and not theretofore exercised) shall terminate upon his termination as a director for any reason (including death). An optionee shall be deemed to have terminated as a director upon the expiration of his term if he is not re-elected, his resignation, removal or death.

     (b) If an optionee terminates his directorship for any reason and no Revocation of Options (as set forth in paragraph (e) below) has occurred, such optionee (or, if the optionee has died, the administrator or executor) may exercise any option granted to him under the Plan to the extent that he was entitled to exercise such option on the date his directorship terminated, and, if any portion of the option is not then exercisable, that portion of the option to become exercisable upon the next anniversary of the date of grant multiplied by a fraction, the numerator of which is equal to the number of full calendar months from the prior anniversary of the date of grant to the date of termination of the directorship, and the denominator of which is twelve. No option shall be exercisable prior to the first anniversary of the date of grant.

     (c) If an optionee's directorship terminates for any reason other than death or disability and no Revocation of Options has occurred, any option that he is entitied to exercise under the terms of paragraph (b) above must be exercised within the three-month period following termination of the directorship. In the event that an optionee dies while serving as a director, or during the three-month period after termination of his directorship, and if no Revocation of Options has occurred, any option that he is entitled to exercise under the terms of paragraph (b) above must be exercised within one year after his death by the administrators or executors of his estate or by the person or persons to whom the optionee's rights under the option shall have passed by will or by the applicable laws of descent or distribution. If an optionee's directorship terminates due to the optionee's disability within the meaning of Section 22(e)(3) of the Code, any option granted to such optionee under the Plan may be exercised within one year of the termination of his directorship. Any such exercise following the optionee's disability may be made only by such optionee or his personal representative.

     (d) Notwithstanding any other provision of this Plan, if a Revocation of Options has occurred, any option granted to the optionee under the Plan shall expire as of the date of the act or event which gives rise to the Revocation of Options and shall as of such date no longer be exercisable to any extent whatsoever. Revocation of Options will occur if a director is found to have stolen or embezzled the Company's property, commited a fraud or other defalcation against the Company, or if a director is actively engaged in or worked for a business in direct competition with the Company while serving as a director of the Company. The board of directors shall determine whether an optionee has committed an act which gives rise to a Revocation of Options.

                                  ARTICLE III

                                 MISCELLANEOUS

3.1  Amendment of the Plan; Modification of Awards

     (a) The board of directors of the Company may from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall alter or impair any rights or obligations under any award theretofore made under the Plan without the consent of the person to whom such award was made (or, if the optionee has died, the person or persons to whom his rights under the award have passed pursuant to Section 3.3), nor except as and to the extent permitted by Section 3.4 shall any such amendment without stockholder approval:

     (i) increase, beyond the amounts set forth in Section 1.4, the number of shares which may be issued pursuant to options;

     (ii) increase, beyond the amount set forth in Section 2.1(a), the number of shares subject to the option granted to each Eligible Director or alter the term or vesting schedule set forth in
Section 2.1(c);

     (iii) provide for the grant of options having an option exercise price per share less than 100% of the last sale price, as set forth in Section 2. 1 (b), of a share of Common Stock on the date of grant;

     (iv) change the designation in Section 1.3 of the class of persons eligible to receive awards under the Plan; or

     (v) extend the term of the Plan beyond the period set forth in Section 3.10(b).

3.2  Restrictions

     The Committee shall take whatever action is necessary or desirable to comply with state or local law, rule or regulation.

3.3  Nonassignability

     No right granted to any optionee under the Plan or under any Option Agreement shall be assignable or transferable, except by will or by the laws of descent and distribution. During the life of the optionee, all rights granted to the optionee under the Plan or under any Option Agreement shall be exercisable only by him or by his guardian or legal representative.

3.4  Adjustments Upon Changes in Capitalization

     In the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like ("change in capitalization"), the Committee shall appropriately adjust the number of shares of Common Stock which may be issued pursuant to options under the Plan, the number of shares of Common Stock subject to options theretofore granted under the Plan, the option exercise price, and any and all other matters deemed appropriate by the Committee, pursuant to such change in capitalization.

3.5  No Rights as a Stockholder

     No optionee or other person exercising an option shall have any of the rights of a stockholder of the Company with respect to shares subject to an option until the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

3.6  Nature of Payments

     (a) Any and all issuances of shares of Common Stock or cash hereunder shall be granted or issued in consideration of services performed for the Company or for its subsidiaries by the optionee.

     (b) All such grants, issuances and payments shall constitute a special incentive payment to the optionee and shall not, unless otherwise determined by the Committee, be taken into account in computing the amount of director's fees owed to the optionee.

3.7  Other Payments or Awards

     Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company, any subsidiary or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.8  Section Heading

     The Section headings contained herein are for purposes of convenience only and are not intended to define or limit the contents of said Sections.

3.9  Usage

     Whenever applicable, the masculine gender, when used in this Plan, shall include the feminine gender, and the singular shall include the plural.

3.10  Effective Date and Term of Plan

     (a) The Plan and any amendment thereto shall become effective upon adoption by the board of directors provided that, approval thereof shall be given by the affirmative vote of the holders of a majority of the shares of stock of the Company present (in person or by proxy) and entitled to vote at the next annual meeting of the stockholders of the Company, next following the adoption of the Plan or any such amendment by the board of directors of the Company.

     (b) The Plan shall terminate 10 years after the date on which it becomes effective, and no awards shall thereafter be made under the Plan.
Notwithstanding the foregoing, all awards made under the Plan prior to such date shall remain in effect until such awards have been exercised or terminated in accordance with the terms and provisions of the Plan.

PROXY                     [LOGO OF MCI APPEARS HERE]


          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MCI
               COMMUNICATIONS CORPORATION FOR THE ANNUAL MEETING
                           TO BE HELD APRIL 25, 1996

Clifford L. Alexander, Jr., Bert C. Roberts, Jr., and John R. Worthington, or any of them with full power of substitution, are hereby authorized to represent and to vote, as designated on the reverse side, all of the undersigned's shares of Common Stock at the annual meeting of stockholders of MCI COMMUNICATIONS CORPORATION to be held on April 25, 1996 at 12:00 p.m. at the Sheraton Uptown Albuquerque Hotel, 6815 Menaul Street, N.E., Albuquerque, New Mexico, and at any adjournment thereof, in the election of directors, upon the proposals set forth on the reverse side as described in the Proxy Statement, and in their discretion with respect to such other matters as may properly be brought before the meeting or any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the board of directors' recommendations. The above named proxies cannot vote your shares unless you sign and return this proxy.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS SET FORTH IN PROPOSAL NO. 1 AND FOR PROPOSALS NOS. 2 THROUGH 6 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY BE BROUGHT BEFORE THE ANNAL MEETING AND AT ANY ADJOURNMENT THEREOF, FOR SHARES HELD IN THE COMPANY'S ESOP AND 401(K) PLANS, IF NO DIRECTION IS MADE, THE TRUSTEE WILL VOTE SHARES PURSUANT TO THE TERMS OF THE TRUST AGREEMENT.

                          (Continued on reverse side)




                                              (Please type or print clearly)

NAME:
                                        ----------------------------------------

SOCIAL SECURITY NUMBER:
                                        ----------------------------------------

NAME & ADDRESS OF FINANCIAL INSTITUTION:

                                        ----------------------------------------


                                        ----------------------------------------


                                        ----------------------------------------


                                        ----------------------------------------
ACCOUNT NUMBER:

                                        ----------------------------------------

SIGNATURE:
                                        ----------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE      Please mark    [X]
MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER,       your votes as
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR        indicated in
PROPOSALS 1 THROUGH 6.                                       this example


1. Election of Directors         NOMINEES: JUDITH AREEN, GERALD H. TAYLOR,
                                 JUDITH WHITTAKER

        FOR      WITHHELD        FOR ALL NOMINEES LISTED, except vote withheld
        [_]        [_]           from the following nominee(s).

                                 _______________________________________________

2.  Approval of the Company's Senior Executive Incentive Compensation Plan;

        FOR      AGAINST      ABSTAIN
        [_]        [_]          [_]

3.  Approval of an amendment to the Company's Stock Option Plan;

        FOR      AGAINST      ABSTAIN
        [_]        [_]          [_]

4.  Approval of an amendment to the Company's 1990 Stock Purchase Plan;

        FOR      AGAINST      ABSTAIN
        [_]        [_]          [_]

5.  Approval of an amendment to the Company's 1988 Directors' Stock Option Plan;

        FOR      AGAINST      ABSTAIN
        [_]        [_]          [_]

6. Approval of the appointment by the board of directors of Price Waterhouse LLP as independent accountants for the year ending December 31, 1996; and

        FOR      AGAINST      ABSTAIN
        [_]        [_]          [_]

The signer revokes all proxies heretofore given by the signer to vote at said meeting or any adjournment thereof. The signer hereby acknowledges receipt of the notice of the annual meeting and proxy statement.
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Dated: ___________________________________________________________________, 1996

________________________________________________________________________________
                                  (Signature)

________________________________________________________________________________
                          (Signature if held jointly)

PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.



              MCI Communications Corporation
[LOGO OF MCI  Investor Relations Department              Phone      202-887-2028
APPEARS HERE] 1801 Pennsylvania Avenue, N.W.             Toll-free  800-765-2115
              Washington, D.C. 20006                     Fax:       202-887-2967

Dear Investor:

In our continuing effort to provide valuable services to you, we want to remind you of our dividend check deposit program. You may have your MCI dividend check(s) mailed directly to your bank or other financial institution for deposit in your account.

To take advantage of this service, please fill in the form on the back of this card. This authorizes Chemical Mellon Shareholder Services, MCI's transfer agent, to send your dividend check(s) directly to your financial institution. You may either return the card with your proxy, or you may send the card to:

              Chemical Mellon Shareholder Services
              PO Box 471
              Washington Bridge Station
              New York, NY 10033
              Attn: Shareholder Relations

If you have any questions about this service, dividend payments, or issues regarding your stock certificates, or if you have an address change, you may contact Chemical Mellon Shareholder Services at 800-934-8242.

For questions about your investment in MCI, please contact MCI Investor Relations at the address and phone numbers listed at the top of this notice.

Sincerely,

Ray Alleri
Vice President Investor Relations